SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☒ Definitive Proxy Statement

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☐ Soliciting Material Under Rule 14a-12

VOYA VARIABLE PORTFOLIOS, INC.

(Name of Registrant as Specified in Its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Voya Euro STOXX 50® Index Portfolio
Voya FTSE 100 Index® Portfolio
Voya Hang Seng Index Portfolio
Voya Japan TOPIX Index® Portfolio
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-992-0180
March 13, 2020
Dear Shareholder:
On behalf of the Board of Directors (the “Board”), we are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of Voya Euro STOXX 50® Index Portfolio, Voya FTSE 100 Index® Portfolio, Voya Hang Seng Index Portfolio, and Voya Japan TOPIX Index® Portfolio (each a “Portfolio,” and collectively, the “Portfolios”). The Special Meeting is scheduled for 1:00 p.m., local time, on April 16, 2020, at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.
At the Special Meeting, shareholders of each Portfolio will be asked to vote on Plans of Liquidation for the Portfolios.
Shares of one or more Portfolios have been purchased or acquired by you or at your direction through your qualified pension or retirement plan (collectively, “Qualified Plans”) or, at your direction, by your insurance company through its separate accounts to serve as investment options under your variable annuity contract or variable life insurance policy.
Formal notice of the Special Meeting appears on the next page, followed by the proxy statement (the “Proxy Statement”). The Proposals are discussed in detail in the enclosed Proxy Statement, which you should read carefully. After careful consideration, the Board recommends that you vote “FOR” the Proposals.
If a Proposal is approved by shareholders of a Portfolio and you have not elected to move your contract/account value to a new investment option prior to the liquidation of the Portfolio, upon the liquidation of the Portfolio, your contract/account value will be reinvested in Voya Government Liquid Assets Portfolio.
Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote. It is important that your vote be received no later than April 15, 2020.
We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,
Dina Santoro
President

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Notice of Special Meeting of Shareholders
of
Voya Euro STOXX 50® Index Portfolio
Voya FTSE 100 Index® Portfolio
Voya Hang Seng Index Portfolio
Voya Japan TOPIX Index® Portfolio
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-992-0180
Scheduled for April 16, 2020
To the Shareholders:
NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (the “Special Meeting”) of Voya Euro STOXX 50® Index Portfolio, Voya FTSE 100 Index® Portfolio, Voya Hang Seng Index Portfolio, and Voya Japan TOPIX Index® Portfolio (the “Portfolios”) is scheduled for 1:00 p.m., local time, on April 16, 2020 at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.
At the Special Meeting, shareholders will be asked:
1.	To approve the Plan of Liquidation and Dissolution for Voya Euro STOXX 50® Index Portfolio, providing for the liquidation and dissolution of Voya Euro STOXX 50® Index Portfolio (“Proposal One”);
2.	To approve the Plan of Liquidation and Dissolution for Voya FTSE 100 Index® Portfolio, providing for the liquidation and dissolution of Voya FTSE 100 Index® Portfolio (“Proposal Two”);
3.	To approve the Plan of Liquidation and Dissolution for Voya Hang Seng Index Portfolio, providing for the liquidation and dissolution of Voya Hang Seng Index Portfolio (“Proposal Three”);
4.	To approve the Plan of Liquidation and Dissolution for Voya Japan TOPIX Index® Portfolio, providing for the liquidation and dissolution of Voya Japan TOPIX Index® Portfolio (“Proposal Four”);
5.	To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.
Please read the enclosed proxy statement (the “Proxy Statement”) carefully for information concerning Proposal One, Proposal Two, Proposal Three and Proposal Four (the “Proposals”) to be placed before the Special Meeting.
The Board of Directors recommend that you vote “FOR” the Proposals.

Shareholders of record as of the close of business on February 10, 2020, are entitled to notice of, and to vote at, the Special Meeting, and are also entitled to vote at any adjournments or postponements thereof. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Special Meeting, please complete, sign, and return promptly, but in no event later than April 15, 2020, the enclosed Proxy Ballot so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by submitting a revised Proxy Ballot, by giving written notice of revocation to the Portfolios or by voting in person at the Special Meeting.
By Order of the Board of Directors
Theresa K. Kelety
Secretary
March 13, 2020

PROXY STATEMENT

March 13, 2020
Voya Euro STOXX 50® Index Portfolio
Voya FTSE 100 Index® Portfolio
Voya Hang Seng Index Portfolio
Voya Japan TOPIX Index® Portfolio
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-992-0180

Special Meeting of Shareholders
Scheduled for April 16, 2020

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on April 16, 2020
This Proxy Statement and Notice of Special Meeting of Shareholders are
available at: www.proxyvote.com/voya

Introduction
Voya Euro STOXX 50® Index Portfolio
Voya FTSE 100 Index® Portfolio
Voya Hang Seng Index Portfolio
Voya Japan TOPIX Index® Portfolio
(each a “Portfolio,” and collectively the “Portfolios”)
What is Happening?
The Board of Directors (the “Board”) of Voya Variable Portfolios, Inc. (the “Company”) on behalf of each Portfolio, is sending this proxy statement (the “Proxy Statement”), the attached Notice of Special Meeting of Shareholders and the enclosed Proxy Ballot on or about March 13, 2020. At the special meeting (the “Special Meeting”), shareholders of each Portfolio will be asked to approve a Plan of Liquidation and Dissolution (each a “Liquidation Plan”), providing for the liquidation and dissolution of each Portfolio (each a “Proposal”). The Special Meeting is being held to transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournments or postponements thereof in the discretion of the proxies or their substitutes.
Why did you send me this booklet?
Shares of one or more of the Portfolios have been purchased by you or at your direction through your qualified pension or retirement plan (“Qualified Plans”) or, at your direction, by your insurance company through its separate accounts (“Separate Accounts”) to serve as an investment option under your variable annuity and/or variable life contract (“Variable Contract”). This booklet includes the Proxy Statement and a Proxy Ballot or Voting Instruction Card for each Portfolio. It provides you with information you should review before providing voting instructions on the matters listed below and in the Notice of Special Meeting of Shareholders.
The insurance companies and Qualified Plans or their trustees, as record owners of a Portfolio’s shares are, in most cases, the true “shareholders” of the Portfolio; however, participants in Qualified Plans (“Plan Participants”) or holders of Variable Contracts (“Variable Contracts Holders”) may be asked to instruct their Qualified Plan trustee or insurance company, as applicable, as to how they would like the shares attributed to their Qualified Plan or Variable Contract to be voted. For clarity and ease of reading, references to “shareholder” or “you” throughout this Proxy Statement do not refer to the technical shareholder but rather refer to the persons who are being asked to provide voting instructions on a Proposal, unless the context indicates otherwise. Similarly, for ease of reading, references to “voting” or “vote” do not refer to the technical vote but rather to the voting instructions provided by Variable Contracts Holders or Plan Participants.
This booklet also includes certain information about Voya Government Liquid Assets Portfolio, as provided in Appendix A. If a Proposal is approved by shareholders of a Portfolio and you have not elected to move your interest in such Portfolio to a new investment option prior to the Portfolio’s Liquidation Date, upon the liquidation of the Portfolio, the liquidation proceeds related to your interest in the Portfolio will be reinvested in Voya Government Liquid Assets Portfolio.
Who is eligible to vote?
Shareholders of record holding an investment in shares of a Portfolio as of the close of business on February 10, 2020 (the “Record Date”) are eligible to vote at the Special Meeting or any adjournments or postponements thereof.
How do I vote?
You may submit your Proxy Ballot in one of four ways:
•	By Internet. The web address and instructions for voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.
•	By Telephone. The toll-free number for telephone voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.
•	By Mail. Mark the enclosed Proxy Ballot, sign and date it, and return it in the postage-paid envelope we provided. Joint owners must each sign the Proxy Ballot.
•	In Person at the Special Meeting. You can vote your shares in person at the Special Meeting. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at 1-800-992-0180.
To be certain your vote will be counted, a properly executed Proxy Ballot must be received no later than 5:00 p.m., local time, on April 15, 2020.
When and where will the Special Meeting be held?
The Special Meeting is scheduled to be held at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on April 16, 2020, at 1:00 p.m., local time, and, if the Special Meeting is adjourned or postponed, any adjournments or postponements of the Special Meeting will also be held at the above location. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at 1-800-992-0180.
How can I obtain more information about each Portfolio?
Should you have any questions about a Portfolio, please do not hesitate to contact Shareholder Services toll free at 1-800-992-0180. A copy of the current annual report and most recent semi-annual report is available, without charge, on the Internet at www.individuals.voya.com/literature or by contacting the Portfolio at:
Voya Investment Management
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-992-0180

Who are the service providers to each Portfolio?
Voya Investments, LLC (“Voya Investments” or the “Adviser”) serves as the investment adviser to each Portfolio. Voya Investment Management Co. LLC (“Voya IM”) serves as the sub-adviser to, and provides the day-to-day management of, each Portfolio. Voya Investments Distributor, LLC (the “Distributor”) serves as the distributor for each Portfolio.
Additional information about these service providers may be found below.
Voya Investments, LLC
Voya Investments, an Arizona limited liability company, has overall responsibility for the management of each Portfolio. Voya Investments oversees all investment advisory and portfolio management services and assists in managing and supervising all aspects of the general day-to-day business activities and operations of each Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investments is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser.
The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc., whose principal office is located at 230 Park Avenue, New York, New York 10169. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. Voya Investments' principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of December 31, 2019, Voya Investments managed approximately $90.1 billion in assets.
Voya Investment Management Co. LLC
Voya IM, a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. Voya IM provides the day-to-day management of the Fund. Voya IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM's principal office is located at 230 Park Avenue, New York, New York, 10169. As of December 31, 2019, Voya IM managed approximately $120.5 billion in assets.
Voya Investments Distributor, LLC
The Distributor is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. The Distributor is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser.
The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 1-800-289-9999.

Proposal One – Liquidation of Voya Euro STOXX 50® Index Portfolio
What is Proposal One?
At the Board’s January 24, 2020 meeting, the Board, including those Directors who are not “interested persons” of Voya Euro STOXX 50® Index Portfolio (“Euro STOXX Portfolio”) (the “Independent Directors”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to a recommendation by management, approved the Liquidation Plan, providing for the liquidation and dissolution of Euro STOXX Portfolio, and directed that the Liquidation Plan be submitted to Euro STOXX Portfolio’s shareholders for approval. A copy of the form of the Liquidation Plan is attached to this Proxy Statement as Appendix B.
Why is a liquidation proposed?
Euro STOXX Portfolio’s assets under management have significantly decreased over recent years and the Adviser expects Euro STOXX Portfolio to continue to experience outflows. The Adviser is concerned that at this reduced asset size challenges may arise in managing Euro STOXX Portfolio in accordance with its investment objective and principal investment strategies over the long term. The Adviser does not anticipate that Euro STOXX Portfolio will be able to attract sufficient additional assets in the foreseeable future to diminish this concern. As of December 31, 2019, Euro STOXX Portfolio had approximately $17,256,570 in assets under management.
In evaluating the alternatives for Euro STOXX Portfolio, the Adviser considered reorganization with and into another portfolio and liquidation options. Based on this analysis, the Adviser found that the combination of cost and customer disruption outweighed the potential benefits of conducting a reorganization. Moreover, a reorganization would take significantly longer than liquidation of Euro STOXX Portfolio because a reorganization requires a longer regulatory approval process and there are specific windows of time throughout the year that insurance companies can implement a reorganization. Pursuing a liquidation allows the Adviser to address Euro STOXX Portfolio’s declining asset base approximately six months faster than a reorganization. The faster implementation timeline helps avoid investment risk, as a continued reduction in the asset base has the potential to impact Euro STOXX Portfolio’s index-based investment strategies. Accordingly, the Adviser recommended and the Board agreed that Euro STOXX Portfolio should be liquidated and dissolved.
How does the Board recommend that I vote?
The Board recommends that shareholders vote “FOR” the Proposal.

What factors were considered by the Board?
The Independent Directors met in person during a meeting held on January 24, 2020 (the “Board Meeting”) to evaluate and consider whether to approve the Liquidation Plan. As part of their review process, the Independent Directors were represented by independent legal counsel.
During the course of their evaluation, the Board reviewed materials received from the Adviser and other information made available to them with respect to the Liquidation Plan. The Directors were provided with information both in writing and during oral presentations provided to the Board at the Board Meeting and to its Contracts Committee and its Investment Review Committee (the “IRC”) at meetings of these Committees held on January 17, 2020 and January 23, 2020, respectively. After the presentations to and consideration by the Contracts Committee and the IRC, each Committee recommended approval of the Adviser’s liquidation proposals.
Based upon their review, the Directors, including all of the Independent Directors, unanimously approved the Liquidation Plan. In reaching their decision to approve the Liquidation Plan, no single factor was determinative in the Directors’ analysis. Rather the Directors considered a variety of factors.
The Board, in approving the Liquidation Plan, considered a number of factors, including, without limitation, the following:
•	The Adviser’s representation that the Portfolio’s assets under management (“AUM”) had declined significantly;
•	The Adviser’s view that the Portfolio’s AUM will continue to diminish and that the Portfolio has limited prospects for future sales and long-term viability;
•	The Adviser’s recommendation that the Board approve the Liquidation Plan and the Adviser’s stated rationale for this recommendation;
•	The Adviser’s representation that it had considered, in addition to liquidation options, a merger of the Portfolio into another fund in the Voya fund complex, and, based on this analysis, the Adviser found that the combination of cost and customer disruption outweighed the potential benefits of conducting such a merger transaction; and
•	The Adviser’s agreement that the Adviser or its affiliate would bear all of the proxy costs and related shareholder meeting expenses related to the Liquidation Plan.
How will the Liquidation Plan affect the value of my Variable Contract or Qualified Plan?
The Liquidation Plan is not expected to affect the value of your interest in your Variable Contract or Qualified Plan. As discussed above, Euro STOXX Portfolio is only available as an investment option for Variable Contract Holders and for Plan Participants. Prior to the proposed liquidation, Variable Contract Holders and Plan Participants will be provided an opportunity to transfer their assets to the other investment options available under their Variable Contracts or their Qualified Plans, respectively. In the event that shareholders approve the Liquidation Plan and a Variable Contract Holder or Plan Participant does not select a new investment option prior to the Portfolio’s Liquidation Date, the proceeds will be placed in Voya Government Liquid Assets Portfolio (“Liquid Assets Portfolio”). Liquid Assets Portfolio does not have the same investment objective or strategy as EURO STOXX Portfolio. Please refer to Appendix A for additional details regarding Liquid Assets Portfolio. Variable Contract Holders and Plan Participants may have other investment options through their variable annuity platforms and Qualified Plans, respectively. If you are a Variable Contract Holder whose Variable Contract includes Euro STOXX Portfolio as an investment option, please consult the product prospectus supplement to each variable contract dated January 30, 2020 provided by your insurance company or call 1-800-992-0180 for more information on other investment options available to you and instructions on how to transfer your contract value. If you are a Plan Participant whose Qualified Plan includes Euro STOXX Portfolio as an investment option, please consult your plan documents or contact your plan administrator for more information on other investment options available to you and instructions on how to transfer your account value.
With respect to Variable Contract Holders, after consulting with the insurance company that issued the pertinent Variable Contracts, the Adviser has concluded that the liquidation of Euro STOXX Portfolio will not have an impact on a Variable Contract Holder’s right to transfer contract values among and between other investment options offered under their Variable Contracts. A Variable Contract Holder would be able to transfer contract values out of any subaccount invested in the Portfolio free of any charges at any time. In connection with the liquidation of Euro STOXX Portfolio, any such transfer out of Euro STOXX Portfolio or any of the default investment options described above will not be counted for the purposes of applying any excessive trading policies. After consulting with the insurance company that issued the pertinent Variable Contracts, the Adviser has determined that the liquidation of the Portfolio will not alter a Variable Contract Holder’s rights or the obligations of the insurance company to that Variable Contract Holder. In addition, if the Liquidation Plan is adopted, Variable Contract Holders will continue to have the same rights they previously had to transfer and withdraw contract values allocated to the Portfolio under their Variable Contracts.
If approved by shareholders how will the Liquidation Plan be executed?
If the Liquidation Plan is approved by Euro STOXX Portfolio’s shareholders, it will be effective on or about April 16, 2020, (the “Effective Date”). As soon as reasonable and practicable following the Effective Date, but in no event later than April 24, 2020 (the “Liquidation Date”), Euro STOXX Portfolio will be liquidated in accordance with the terms of the Liquidation Plan. All portfolio securities of Euro STOXX Portfolio not already converted to cash or cash equivalents will be converted to cash or cash equivalents.

Between the Effective Date and the Liquidation Date (the “Liquidation Period”), Euro STOXX Portfolio will pay, discharge, or otherwise provide for the payment or discharge of any and all liabilities and obligations of the Portfolio. If Euro STOXX Portfolio is unable to pay, discharge or otherwise provide for any of its liabilities during its Liquidation Period, Euro STOXX Portfolio may: (i) retain cash or cash equivalents in an amount that it estimates is necessary to discharge any unpaid liabilities and obligations of Euro STOXX Portfolio on Euro STOXX Portfolio’s books as of the Liquidation Date; and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of Euro STOXX Portfolio on Euro STOXX Portfolio’s books.
Upon the termination of the Liquidation Period, Euro STOXX Portfolio’s shareholders will receive an amount equal to the net asset value of the shares they held in Euro STOXX Portfolio in one or more cash payments, which will, unless otherwise instructed, immediately be reinvested in Liquid Assets Portfolio. The proportionate interests of shareholders in the assets of Euro STOXX Portfolio shall be fixed on the basis of their respective shareholdings at the close of business on April 24, 2020 (the “Closing Date”). At the Closing Date, Euro STOXX Portfolio’s books will be closed and, subject to applicable law, the shareholders’ respective interests in Euro STOXX Portfolio will not be transferable or redeemable. The first distribution of Euro STOXX Portfolio’s assets is expected to consist of cash representing substantially all the assets of Euro STOXX Portfolio, less the amount reserved to pay creditors of Euro STOXX Portfolio, if any. During the period leading up to the distribution of the proceeds from Euro STOXX Portfolio’s liquidation, Euro STOXX Portfolio will be managed in accordance with the Liquidation Plan and will not be managed in accordance with the investment objective set forth in Euro STOXX Portfolio’s prospectus.
Are there any federal income tax consequences?
Liquidation of Euro STOXX Portfolio, including the transfer to Liquid Assets Portfolio, will not result in tax implications for Euro STOXX Portfolio, Liquid Assets Portfolio, the Variable Contract Holders or the Plan Participants because Euro STOXX Portfolio is held in Variable Contracts or Qualified Plans. However, withdrawals of contract value from a Variable Contract or Qualified Plan may have adverse tax consequences, and you should consult your tax adviser before making such withdrawals.
What is the required vote?
Approval of the Proposal by Euro STOXX Portfolio’s shareholders requires a majority of the aggregate number of the votes entitled to be cast.
Who pays the costs of the Portfolio’s liquidation?
The Adviser or an affiliate will bear the costs of Euro STOXX Portfolio’s liquidation, including the expense of soliciting Euro STOXX Portfolio’s shareholders for approval of the Liquidation Plan and any transaction costs (i.e., commissions) associated with the liquidation of Euro STOXX Portfolio’s securities. The approximate costs associated with EURO STOXX Portfolio’s liquidation are $7,700 for transition costs and $22,100 for the printing and mailing of this Proxy Statement and legal fees.
What happens if the Portfolio’s shareholders do not approve the Proposal?
If Euro STOXX Portfolio’s shareholders do not approve the Proposal, Euro STOXX Portfolio will continue to be managed in accordance with its current investment objective and policies, and the Board will determine what action, if any, should be taken.

Proposal Two – Liquidation of Voya FTSE 100 Index® Portfolio
What is Proposal Two?
At the Board’s January 24, 2020 meeting, the Board, including those Directors who are not “interested persons” of Voya FTSE 100 Index® Portfolio (“FTSE 100 Portfolio”) (the “Independent Directors”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to a recommendation by management, approved the Liquidation Plan, providing for the liquidation and dissolution of FTSE 100 Portfolio, and directed that the Liquidation Plan be submitted to FTSE 100 Portfolio’s shareholders for approval. A copy of the form of the Liquidation Plan is attached to this Proxy Statement as Appendix C.
Why is a liquidation proposed?
FTSE 100 Portfolio’s assets under management have significantly decreased over recent years and the Adviser expects FTSE 100 Portfolio to continue to experience outflows. The Adviser is concerned that at this reduced asset size challenges may arise in managing FTSE 100 Portfolio in accordance with its investment objective and principal investment strategies over the long term. The Adviser does not anticipate that FTSE 100 Portfolio will be able to attract sufficient additional assets in the foreseeable future to diminish this concern. As of December 31, 2019, FTSE 100 Portfolio had approximately $4,448,493 in assets under management.
In evaluating the alternatives for FTSE 100 Portfolio, the Adviser considered reorganization with and into another portfolio and liquidation options. Based on this analysis, the Adviser found that the combination of cost and customer disruption outweighed the potential benefits of conducting a reorganization. Moreover, a reorganization would take significantly longer than liquidation of FTSE 100 Portfolio because a reorganization requires a longer regulatory approval process and there are specific windows of time throughout the year that insurance companies can implement a reorganization. Pursuing a liquidation allows the Adviser to address FTSE 100 Portfolio’s declining asset base approximately six months faster than a reorganization. The faster implementation timeline helps avoid investment risk, as a continued reduction in the asset base has the potential to impact FTSE 100 Portfolio’s index-based investment strategies. Accordingly, the Adviser recommended and the Board agreed that FTSE 100 Portfolio should be liquidated and dissolved.
How does the Board recommend that I vote?
The Board recommends that shareholders vote “FOR” the Proposal.
What factors were considered by the Board?
The Independent Directors met in person during a meeting held on January 24, 2020 (the “Board Meeting”) to evaluate and consider whether to approve the Liquidation Plan. As part of their review process, the Independent Directors were represented by independent legal counsel.

During the course of their evaluation, the Board reviewed materials received from the Adviser and other information made available to them with respect to the Liquidation Plan. The Directors were provided with information both in writing and during oral presentations provided to the Board at the Board Meeting and to its Contracts Committee and its Investment Review Committee (the “IRC”) at meetings of these Committees held on January 17, 2020 and January 23, 2020, respectively. After the presentations to and consideration by the Contracts Committee and the IRC, each Committee recommended approval of the Adviser’s liquidation proposals.
Based upon their review, the Directors, including all of the Independent Directors, unanimously approved the Liquidation Plan. In reaching their decision to approve the Liquidation Plan, no single factor was determinative in the Directors’ analysis. Rather the Directors considered a variety of factors.
The Board, in approving the Liquidation Plan, considered a number of factors, including, without limitation, the following:
•	The Adviser’s representation that the Portfolio’s assets under management (“AUM”) had declined significantly;
•	The Adviser’s view that the Portfolio’s AUM will continue to diminish and that the Portfolio has limited prospects for future sales and long-term viability;
•	The Adviser’s recommendation that the Board approve the Liquidation Plan and the Adviser’s stated rationale for this recommendation;
•	The Adviser’s representation that it had considered, in addition to liquidation options, a merger of the Portfolio into another fund in the Voya fund complex, and, based on this analysis, the Adviser found that the combination of cost and customer disruption outweighed the potential benefits of conducting such a merger transaction; and
•	The Adviser’s agreement that the Adviser or its affiliate would bear all of the proxy costs and related shareholder meeting expenses related to the Liquidation Plan.
How will the Liquidation Plan affect the value of my Variable Contract or Qualified Plan?
The Liquidation Plan is not expected to affect the value of your interest in your Variable Contract or Qualified Plan. As discussed above, FTSE 100 Portfolio is only available as an investment option for Variable Contract Holders and for Plan Participants. Prior to the proposed liquidation, Variable Contract Holders and Plan Participants will be provided an opportunity to transfer their assets to the other investment options available under their Variable Contracts or their Qualified Plans, respectively. In the event that shareholders approve the Liquidation Plan and a Variable Contract Holder or Plan Participant does not select a new investment option prior to the Portfolio’s Liquidation Date, the proceeds will be placed in Voya Government Liquid Assets Portfolio (“Liquid Assets Portfolio”). Liquid Assets Portfolio does not have the same investment objective or strategy as FTSE 100 Portfolio. Please refer to Appendix A for additional details regarding Liquid Assets Portfolio. Variable Contract Holders and Plan Participants may have other investment options through their variable annuity platforms and Qualified Plans, respectively. If you are a Variable Contract Holder whose Variable Contract includes FTSE 100 Portfolio as an investment option, please consult the product prospectus supplement to each variable contract dated January 30, 2020 provided by your insurance company or call 1-800-992-0180 for more information on other investment options available to you and instructions on how to transfer your contract value. If you are a Plan Participant whose Qualified Plan includes FTSE 100 Portfolio as an investment option, please consult your plan documents or contact your plan administrator for more information on other investment options available to you and instructions on how to transfer your account value.
With respect to Variable Contract Holders, after consulting with the insurance company that issued the pertinent Variable Contracts, the Adviser has concluded that the liquidation of FTSE 100 Portfolio will not have an impact on a Variable Contract Holder’s right to transfer contract values among and between other investment options offered under their Variable Contracts. A Variable Contract Holder would be able to transfer contract values out of any subaccount invested in the Portfolio free of any charges at any time. In connection with the liquidation of FTSE 100 Portfolio, any such transfer out of FTSE 100 Portfolio or any of the default investment options described above will not be counted for the purposes of applying any excessive trading policies. After consulting with the insurance company that issued the pertinent Variable Contracts, the Adviser has determined that the liquidation of the Portfolio will not alter a Variable Contract Holder’s rights or the obligations of the insurance company to that Variable Contract Holder. In addition, if the Liquidation Plan is adopted, Variable Contract Holders will continue to have the same rights they previously had to transfer and withdraw contract values allocated to the Portfolio under their Variable Contracts.
If approved by shareholders how will the Liquidation Plan be executed?
If the Liquidation Plan is approved by FTSE 100 Portfolio’s shareholders, it will be effective on or about April 16, 2020, (the “Effective Date”). As soon as reasonable and practicable following the Effective Date, but in no event later than April 24, 2020 (the “Liquidation Date”), FTSE 100 Portfolio will be liquidated in accordance with the terms of the Liquidation Plan. All portfolio securities of FTSE 100 Portfolio not already converted to cash or cash equivalents will be converted to cash or cash equivalents.
Between the Effective Date and the Liquidation Date (the “Liquidation Period”), FTSE 100 Portfolio will pay, discharge, or otherwise provide for the payment or discharge of any and all liabilities and obligations of the Portfolio. If FTSE 100 Portfolio is unable to pay, discharge or otherwise provide for any of its liabilities during its Liquidation Period, FTSE 100 Portfolio may: (i) retain cash or cash equivalents in an amount that it estimates is necessary to discharge any unpaid liabilities and obligations of FTSE 100 Portfolio on FTSE 100 Portfolio’s books as of the Liquidation Date; and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of FTSE 100 Portfolio on FTSE 100 Portfolio’s books.
Upon the termination of the Liquidation Period, FTSE 100 Portfolio’s shareholders will receive an amount equal to the net asset value of the shares they held in FTSE 100 Portfolio in one or more cash payments, which will, unless otherwise instructed, immediately be reinvested in Liquid Assets Portfolio. The proportionate interests of shareholders in the assets of FTSE 100 Portfolio shall be fixed on the basis of their respective shareholdings at the close of business on April 24, 2020 (the “Closing Date”). At the Closing Date, FTSE 100 Portfolio’s books will be closed and, subject to applicable law, the shareholders’ respective interests in FTSE 100 Portfolio will not be transferable or redeemable. The first distribution of FTSE 100 Portfolio’s assets is expected to consist of cash representing substantially all the assets of FTSE 100 Portfolio, less the amount reserved to pay creditors of FTSE 100 Portfolio, if any. During the period leading up to the distribution of the proceeds from FTSE 100 Portfolio’s liquidation, FTSE 100 Portfolio will be managed in accordance with the Liquidation Plan and will not be managed in accordance with the investment objective set forth in FTSE 100 Portfolio’s prospectus.
Are there any federal income tax consequences?
Liquidation of FTSE 100 Portfolio, including the transfer to Liquid Assets Portfolio, will not result in tax implications for FTSE 100 Portfolio, Liquid Assets Portfolio, the Variable Contract Holders or the Plan Participants because FTSE 100 Portfolio is held in Variable Contracts or Qualified Plans. However, withdrawals of contract value from a Variable Contract or Qualified Plan may have adverse tax consequences, and you should consult your tax adviser before making such withdrawals.
What is the required vote?
Approval of the Proposal by FTSE 100 Portfolio’s shareholders requires a majority of the aggregate number of the votes entitled to be cast.
Who pays the costs of the Portfolio’s liquidation?
The Adviser or an affiliate will bear the costs of FTSE 100 Portfolio’s liquidation, including the expense of soliciting FTSE 100 Portfolio’s shareholders for approval of the Liquidation Plan and any transaction costs (i.e., commissions) associated with the liquidation of FTSE 100 Portfolio’s securities. The approximate costs associated with FTSE 100 Portfolio’s liquidation are $2,100 for transition costs and $22,100 for the printing and mailing of this Proxy Statement and legal fees.

What happens if the Portfolio’s shareholders do not approve the Proposal?
If FTSE 100 Portfolio’s shareholders do not approve the Proposal, FTSE 100 Portfolio will continue to be managed in accordance with its current investment objective and policies, and the Board will determine what action, if any, should be taken.

Proposal Three – Liquidation of Voya Hang Seng Index Portfolio
What is Proposal Three?
At the Board’s January 24, 2020 meeting, the Board, including those Directors who are not “interested persons” of Voya Hang Seng Index Portfolio (“Hang Seng Portfolio”) (the “Independent Directors”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to a recommendation by management, approved the Liquidation Plan, providing for the liquidation and dissolution of Hang Seng Portfolio, and directed that the Liquidation Plan be submitted to Hang Seng Portfolio’s shareholders for approval. A copy of the form of the Liquidation Plan is attached to this Proxy Statement as Appendix D.
Why is a liquidation proposed?
Hang Seng Portfolio’s assets under management have significantly decreased over recent years and the Adviser expects Hang Seng Portfolio to continue to experience outflows. The Adviser is concerned that at this reduced asset size challenges may arise in managing Hang Seng Portfolio in accordance with its investment objective and principal investment strategies over the long term. The Adviser does not anticipate that Hang Seng Portfolio will be able to attract sufficient additional assets in the foreseeable future to diminish this concern. As of December 31, 2019, Hang Seng Portfolio had approximately $20,895,021 in assets under management.
In evaluating the alternatives for Hang Seng Portfolio, the Adviser considered reorganization with and into another portfolio and liquidation options. Based on this analysis, the Adviser found that the combination of cost and customer disruption outweighed the potential benefits of conducting a reorganization. Moreover, a reorganization would take significantly longer than liquidation of Hang Seng Portfolio because a reorganization requires a longer regulatory approval process and there are specific windows of time throughout the year that insurance companies can implement a reorganization. Pursuing a liquidation allows the Adviser to address Hang Seng Portfolio’s declining asset base approximately six months faster than a reorganization. The faster implementation timeline helps avoid investment risk, as a continued reduction in the asset base has the potential to impact Hang Seng Portfolio’s index-based investment strategies. Accordingly, the Adviser recommended and the Board agreed that Hang Seng Portfolio should be liquidated and dissolved.
How does the Board recommend that I vote?
The Board recommends that shareholders vote “FOR” the Proposal.

What factors were considered by the Board?
The Independent Directors met in person during a meeting held on January 24, 2020 (the “Board Meeting”) to evaluate and consider whether to approve the Liquidation Plan. As part of their review process, the Independent Directors were represented by independent legal counsel.
During the course of their evaluation, the Board reviewed materials received from the Adviser and other information made available to them with respect to the Liquidation Plan. The Directors were provided with information both in writing and during oral presentations provided to the Board at the Board Meeting and to its Contracts Committee and its Investment Review Committee (the “IRC”) at meetings of these Committees held on January 17, 2020 and January 23, 2020, respectively. After the presentations to and consideration by the Contracts Committee and the IRC, each Committee recommended approval of the Adviser’s liquidation proposals.
Based upon their review, the Directors, including all of the Independent Directors, unanimously approved the Liquidation Plan. In reaching their decision to approve the Liquidation Plan, no single factor was determinative in the Directors’ analysis. Rather the Directors considered a variety of factors.
The Board, in approving the Liquidation Plan, considered a number of factors, including, without limitation, the following:
•	The Adviser’s representation that the Portfolio’s assets under management (“AUM”) had declined significantly;
•	The Adviser’s view that the Portfolio’s AUM will continue to diminish and that the Portfolio has limited prospects for future sales and long-term viability;
•	The Adviser’s recommendation that the Board approve the Liquidation Plan and the Adviser’s stated rationale for this recommendation;
•	The Adviser’s representation that it had considered, in addition to liquidation options, a merger of the Portfolio into another fund in the Voya fund complex, and, based on this analysis, the Adviser found that the combination of cost and customer disruption outweighed the potential benefits of conducting such a merger transaction; and
•	The Adviser’s agreement that the Adviser or its affiliate would bear all of the proxy costs and related shareholder meeting expenses related to the Liquidation Plan.
How will the Liquidation Plan affect the value of my Variable Contract or Qualified Plan?
The Liquidation Plan is not expected to affect the value of your interest in your Variable Contract or Qualified Plan. As discussed above, Hang Seng Portfolio is only available as an investment option for Variable Contract Holders and for Plan Participants. Prior to the proposed liquidation, Variable Contract Holders and Plan Participants will be provided an opportunity to transfer their assets to the other investment options available under their Variable Contracts or their Qualified Plans, respectively. In the event that shareholders approve the Liquidation Plan and a Variable Contract Holder or Plan Participant does not select a new investment option prior to the Portfolio’s Liquidation Date, the proceeds will be placed in Voya Government Liquid Assets Portfolio (“Liquid Assets Portfolio”). Liquid Assets Portfolio does not have the same investment objective or strategy as Hang Seng Portfolio. Please refer to Appendix A for additional details regarding Liquid Assets Portfolio. Variable Contract Holders and Plan Participants may have other investment options through their variable annuity platforms and Qualified Plans, respectively. If you are a Variable Contract Holder whose Variable Contract includes Hang Seng Portfolio as an investment option, please consult the product prospectus supplement to each variable contract dated January 30, 2020 provided by your insurance company or call 1-800-992-0180 for more information on other investment options available to you and instructions on how to transfer your contract value. If you are a Plan Participant whose Qualified Plan includes Hang Seng Portfolio as an investment option, please consult your plan documents or contact your plan administrator for more information on other investment options available to you and instructions on how to transfer your account value.
With respect to Variable Contract Holders, after consulting with the insurance company that issued the pertinent Variable Contracts, the Adviser has concluded that the liquidation of Hang Seng Portfolio will not have an impact on a Variable Contract Holder’s right to transfer contract values among and between other investment options offered under their Variable Contracts. A Variable Contract Holder would be able to transfer contract values out of any subaccount invested in the Portfolio free of any charges at any time. In connection with the liquidation of Hang Seng Portfolio, any such transfer out of Hang Seng Portfolio or any of the default investment options described above will not be counted for the purposes of applying any excessive trading policies. After consulting with the insurance company that issued the pertinent Variable Contracts, the Adviser has determined that the liquidation of the Portfolio will not alter a Variable Contract Holder’s rights or the obligations of the insurance company to that Variable Contract Holder. In addition, if the Liquidation Plan is adopted, Variable Contract Holders will continue to have the same rights they previously had to transfer and withdraw contract values allocated to the Portfolio under their Variable Contracts.
If approved by shareholders how will the Liquidation Plan be executed?
If the Liquidation Plan is approved by Hang Seng Portfolio’s shareholders, it will be effective on or about April 16, 2020, (the “Effective Date”). As soon as reasonable and practicable following the Effective Date, but in no event later than April 24, 2020 (the “Liquidation Date”), Hang Seng Portfolio will be liquidated in accordance with the terms of the Liquidation Plan. All portfolio securities of Hang Seng Portfolio not already converted to cash or cash equivalents will be converted to cash or cash equivalents.

Between the Effective Date and the Liquidation Date (the “Liquidation Period”), Hang Seng Portfolio will pay, discharge, or otherwise provide for the payment or discharge of any and all liabilities and obligations of the Portfolio. If Hang Seng Portfolio is unable to pay, discharge or otherwise provide for any of its liabilities during its Liquidation Period, Hang Seng Portfolio may: (i) retain cash or cash equivalents in an amount that it estimates is necessary to discharge any unpaid liabilities and obligations of Hang Seng Portfolio on Hang Seng Portfolio’s books as of the Liquidation Date; and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of Hang Seng Portfolio on Hang Seng Portfolio’s books.
Upon the termination of the Liquidation Period, Hang Seng Portfolio’s shareholders will receive an amount equal to the net asset value of the shares they held in Hang Seng Portfolio in one or more cash payments, which will, unless otherwise instructed, immediately be reinvested in Liquid Assets Portfolio. The proportionate interests of shareholders in the assets of Hang Seng Portfolio shall be fixed on the basis of their respective shareholdings at the close of business on April 24, 2020 (the “Closing Date”). At the Closing Date, Hang Seng Portfolio’s books will be closed and, subject to applicable law, the shareholders’ respective interests in Hang Seng Portfolio will not be transferable or redeemable. The first distribution of Hang Seng Portfolio’s assets is expected to consist of cash representing substantially all the assets of Hang Seng Portfolio, less the amount reserved to pay creditors of Hang Seng Portfolio, if any. During the period leading up to the distribution of the proceeds from Hang Seng Portfolio’s liquidation, Hang Seng Portfolio will be managed in accordance with the Liquidation Plan and will not be managed in accordance with the investment objective set forth in Hang Seng Portfolio’s prospectus.
Are there any federal income tax consequences?
Liquidation of Hang Seng Portfolio, including the transfer to Liquid Assets Portfolio, will not result in tax implications for Hang Seng Portfolio, Liquid Assets Portfolio, the Variable Contract Holders or the Plan Participants because Hang Seng Portfolio is held in Variable Contracts or Qualified Plans. However, withdrawals of contract value from a Variable Contract or Qualified Plan may have adverse tax consequences, and you should consult your tax adviser before making such withdrawals.
What is the required vote?
Approval of the Proposal by Hang Seng Portfolio’s shareholders requires a majority of the aggregate number of the votes entitled to be cast.
Who pays the costs of the Portfolio’s liquidation?
The Adviser or an affiliate will bear the costs of Hang Seng Portfolio’s liquidation, including the expense of soliciting Hang Seng Portfolio’s shareholders for approval of the Liquidation Plan and any transaction costs (i.e., commissions) associated with the liquidation of Hang Seng Portfolio’s securities. The approximate costs associated with Hang Seng Portfolio’s liquidation are $30,700 for transition costs and $22,100 for the printing and mailing of this Proxy Statement and legal fees.
What happens if the Portfolio’s shareholders do not approve the Proposal?
If Hang Seng Portfolio’s shareholders do not approve the Proposal, Hang Seng Portfolio will continue to be managed in accordance with its current investment objective and policies, and the Board will determine what action, if any, should be taken.

Proposal Four – Liquidation of Voya Japan TOPIX Index® Portfolio
What is Proposal Four?
At the Board’s January 24, 2020 meeting, the Board, including those Directors who are not “interested persons” of Voya Japan TOPIX Index® Portfolio (“Japan TOPIX Portfolio”) (the “Independent Directors”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to a recommendation by management, approved the Liquidation Plan, providing for the liquidation and dissolution of Japan TOPIX Portfolio, and directed that the Liquidation Plan be submitted to Japan TOPIX Portfolio’s shareholders for approval. A copy of the form of the Liquidation Plan is attached to this Proxy Statement as Appendix E.
Why is a liquidation proposed?
Japan TOPIX Portfolio’s assets under management have significantly decreased over recent years and the Adviser expects Japan TOPIX Portfolio to continue to experience outflows. The Adviser is concerned that at this reduced asset size challenges may arise in managing Japan TOPIX Portfolio in accordance with its investment objective and principal investment strategies over the long term. The Adviser does not anticipate that Japan TOPIX Portfolio will be able to attract sufficient additional assets in the foreseeable future to diminish this concern. As of December 31, 2019, Japan TOPIX Portfolio had approximately $7,110,212 in assets under management.
In evaluating the alternatives for Japan TOPIX Portfolio, the Adviser considered reorganization with and into another portfolio and liquidation options. Based on this analysis, the Adviser found that the combination of cost and customer disruption outweighed the potential benefits of conducting a reorganization. Moreover, a reorganization would take significantly longer than liquidation of Japan TOPIX Portfolio because a reorganization requires a longer regulatory approval process and there are specific windows of time throughout the year that insurance companies can implement a reorganization. Pursuing a liquidation allows the Adviser to address Japan TOPIX Portfolio’s declining asset base approximately six months faster than a reorganization. The faster implementation timeline helps avoid investment risk, as a continued reduction in the asset base has the potential to impact Japan TOPIX Portfolio’s index-based investment strategies. Accordingly, the Adviser recommended and the Board agreed that Japan TOPIX Portfolio should be liquidated and dissolved.
How does the Board recommend that I vote?
The Board recommends that shareholders vote “FOR” the Proposal.

What factors were considered by the Board?
The Independent Directors met in person during a meeting held on January 24, 2020 (the “Board Meeting”) to evaluate and consider whether to approve the Liquidation Plan. As part of their review process, the Independent Directors were represented by independent legal counsel.
During the course of their evaluation, the Board reviewed materials received from the Adviser and other information made available to them with respect to the Liquidation Plan. The Directors were provided with information both in writing and during oral presentations provided to the Board at the Board Meeting and to its Contracts Committee and its Investment Review Committee (the “IRC”) at meetings of these Committees held on January 17, 2020 and January 23, 2020, respectively. After the presentations to and consideration by the Contracts Committee and the IRC, each Committee recommended approval of the Adviser’s liquidation proposals.
Based upon their review, the Directors, including all of the Independent Directors, unanimously approved the Liquidation Plan. In reaching their decision to approve the Liquidation Plan, no single factor was determinative in the Directors’ analysis. Rather the Directors considered a variety of factors.
The Board, in approving the Liquidation Plan, considered a number of factors, including, without limitation, the following:
•	The Adviser’s representation that the Portfolio’s assets under management (“AUM”) had declined significantly;
•	The Adviser’s view that the Portfolio’s AUM will continue to diminish and that the Portfolio has limited prospects for future sales and long-term viability;
•	The Adviser’s recommendation that the Board approve the Liquidation Plan and the Adviser’s stated rationale for this recommendation;
•	The Adviser’s representation that it had considered, in addition to liquidation options, a merger of the Portfolio into another fund in the Voya fund complex, and, based on this analysis, the Adviser found that the combination of cost and customer disruption outweighed the potential benefits of conducting such a merger transaction; and
•	The Adviser’s agreement that the Adviser or its affiliate would bear all of the proxy costs and related shareholder meeting expenses related to the Liquidation Plan.
How will the Liquidation Plan affect the value of my Variable Contract or Qualified Plan?
The Liquidation Plan is not expected to affect the value of your interest in your Variable Contract or Qualified Plan. As discussed above, Japan TOPIX Portfolio is only available as an investment option for Variable Contract Holders and for Plan Participants. Prior to the proposed liquidation, Variable Contract Holders and Plan Participants will be provided an opportunity to transfer their assets to the other investment options available under their Variable Contracts or their Qualified Plans, respectively. In the event that shareholders approve the Liquidation Plan and a Variable Contract Holder or Plan Participant does not select a new investment option prior to the Portfolio’s Liquidation Date, the proceeds will be placed in Voya Government Liquid Assets Portfolio (“Liquid Assets Portfolio”). Liquid Assets Portfolio does not have the same investment objective or strategy as Japan TOPIX Portfolio. Please refer to Appendix A for additional details regarding Liquid Assets Portfolio. Variable Contract Holders and Plan Participants may have other investment options through their variable annuity platforms and Qualified Plans, respectively. If you are a Variable Contract Holder whose Variable Contract includes Japan TOPIX Portfolio as an investment option, please consult the product prospectus supplement to each variable contract dated January 30, 2020 provided by your insurance company or call 1-800-992-0180 for more information on other investment options available to you and instructions on how to transfer your contract value. If you are a Plan Participant whose Qualified Plan includes Japan TOPIX Portfolio as an investment option, please consult your plan documents or contact your plan administrator for more information on other investment options available to you and instructions on how to transfer your account value.
With respect to Variable Contract Holders, after consulting with the insurance company that issued the pertinent Variable Contracts, the Adviser has concluded that the liquidation of Japan TOPIX Portfolio will not have an impact on a Variable Contract Holder’s right to transfer contract values among and between other investment options offered under their Variable Contracts. A Variable Contract Holder would be able to transfer contract values out of any subaccount invested in the Portfolio free of any charges at any time. In connection with the liquidation of Japan TOPIX Portfolio, any such transfer out of Japan TOPIX Portfolio or any of the default investment options described above will not be counted for the purposes of applying any excessive trading policies. After consulting with the insurance company that issued the pertinent Variable Contracts, the Adviser has determined that the liquidation of the Portfolio will not alter a Variable Contract Holder’s rights or the obligations of the insurance company to that Variable Contract Holder. In addition, if the Liquidation Plan is adopted, Variable Contract Holders will continue to have the same rights they previously had to transfer and withdraw contract values allocated to the Portfolio under their Variable Contracts.
If approved by shareholders how will the Liquidation Plan be executed?
If the Liquidation Plan is approved by Japan TOPIX Portfolio’s shareholders, it will be effective on or about April 16, 2020, (the “Effective Date”). As soon as reasonable and practicable following the Effective Date, but in no event later than April 24, 2020 (the “Liquidation Date”), Japan TOPIX Portfolio will be liquidated in accordance with the terms of the Liquidation Plan. All portfolio securities of Japan TOPIX Portfolio not already converted to cash or cash equivalents will be converted to cash or cash equivalents.

Between the Effective Date and the Liquidation Date (the “Liquidation Period”), Japan TOPIX Portfolio will pay, discharge, or otherwise provide for the payment or discharge of any and all liabilities and obligations of the Portfolio. If Japan TOPIX Portfolio is unable to pay, discharge or otherwise provide for any of its liabilities during its Liquidation Period, Japan TOPIX Portfolio may: (i) retain cash or cash equivalents in an amount that it estimates is necessary to discharge any unpaid liabilities and obligations of Japan TOPIX Portfolio on Japan TOPIX Portfolio’s books as of the Liquidation Date; and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of Japan TOPIX Portfolio on Japan TOPIX Portfolio’s books.
Upon the termination of the Liquidation Period, Japan TOPIX Portfolio’s shareholders will receive an amount equal to the net asset value of the shares they held in Japan TOPIX Portfolio in one or more cash payments, which will, unless otherwise instructed, immediately be reinvested in Liquid Assets Portfolio. The proportionate interests of shareholders in the assets of Japan TOPIX Portfolio shall be fixed on the basis of their respective shareholdings at the close of business on April 24, 2020 (the “Closing Date”). At the Closing Date, Japan TOPIX Portfolio’s books will be closed and, subject to applicable law, the shareholders’ respective interests in Japan TOPIX Portfolio will not be transferable or redeemable. The first distribution of Japan TOPIX Portfolio’s assets is expected to consist of cash representing substantially all the assets of Japan TOPIX Portfolio, less the amount reserved to pay creditors of Japan TOPIX Portfolio, if any. During the period leading up to the distribution of the proceeds from Japan TOPIX Portfolio’s liquidation, Japan TOPIX Portfolio will be managed in accordance with the Liquidation Plan and will not be managed in accordance with the investment objective set forth in Japan TOPIX Portfolio’s prospectus.
Are there any federal income tax consequences?
Liquidation of Japan TOPIX Portfolio, including the transfer to Liquid Assets Portfolio, will not result in tax implications for Japan TOPIX Portfolio, Liquid Assets Portfolio, the Variable Contract Holders or the Plan Participants because Japan TOPIX Portfolio is held in Variable Contracts or Qualified Plans. However, withdrawals of contract value from a Variable Contract or Qualified Plan may have adverse tax consequences, and you should consult your tax adviser before making such withdrawals.
What is the required vote?
Approval of the Proposal by Japan TOPIX Portfolio’s shareholders requires a majority of the aggregate number of the votes entitled to be cast.
Who pays the costs of the Portfolio’s liquidation?
The Adviser or an affiliate will bear the costs of Japan TOPIX Portfolio’s liquidation, including the expense of soliciting Japan TOPIX Portfolio’s shareholders for approval of the Liquidation Plan and any transaction costs (i.e., commissions) associated with the liquidation of Japan TOPIX Portfolio’s securities. The approximate costs associated with Japan TOPIX Portfolio’s liquidation are $3,300 for transition costs and $22,100 for the printing and mailing of this Proxy Statement and legal fees.
What happens if the Portfolio’s shareholders do not approve the Proposal?
If Japan TOPIX Portfolio’s shareholders do not approve the Proposal, Japan TOPIX Portfolio will continue to be managed in accordance with its current investment objective and policies, and the Board will determine what action, if any, should be taken.

General Information about the Proxy Statement
Who is asking for my vote?
The Board is soliciting your vote for a special meeting of Euro STOXX Portfolio, FTSE 100 Portfolio, Hang Seng Portfolio, or Japan TOPIX Portfolio’s shareholders.
How is my proxy being solicited?
Solicitation of proxies or voting instructions is being made primarily by the mailing of the Notice of Special Meeting, this Proxy Statement, and the Proxy Ballot or Voting Instruction Card on or about March 13, 2020. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications.
What happens to my proxy once I submit it?
The Board has named Theresa K. Kelety, Secretary, Paul A. Caldarelli, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Portfolio shares as directed by shareholders.
Can I revoke my proxy after I submit it?
A shareholder may revoke the accompanying proxy at any time prior to its use by filing with Euro STOXX Portfolio, FTSE 100 Portfolio, Hang Seng Portfolio, or Japan TOPIX Portfolio a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy or voting instruction previously given.
How will my shares be voted?
If you follow the voting instructions, your proxies will vote your shares as you have directed. If you submit your Proxy Ballot or Voting Instruction Card but do not vote on the proposals, your proxies will vote on the proposals as recommended by the Board. If any other matter is properly presented at the Special Meeting, your proxies will vote in their discretion in accordance with their best judgment, including on any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the proposals discussed in this Proxy Statement.
Quorum and Tabulation
Each shareholder of Euro STOXX Portfolio, FTSE 100 Portfolio, Hang Seng Portfolio, or Japan TOPIX Portfolio is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. The presence of shareholders, in person or by proxy, of a majority of all the votes entitled to be cast shall be necessary to constitute a quorum for the transaction of business.

Adjournments
If a quorum is not present at the Special Meeting, if there are insufficient votes to approve any proposal, or for any other reason deemed appropriate by your proxies, your proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with the organizational documents of Voya Variable Portfolios, Inc. and applicable law. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournments in their discretion.
Abstentions
If a shareholder abstains from voting as to any matter, then the shares represented by such abstention will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions will be disregarded in determining the “votes cast” on a proposal.
Additional Voting Information
The Separate Accounts and Qualified Plans are the record owners of the shares of Euro STOXX Portfolio, FTSE 100 Portfolio, Hang Seng Portfolio, or Japan TOPIX Portfolio. The Qualified Plans and Separate Accounts will vote Euro STOXX Portfolio, FTSE 100 Portfolio, Hang Seng Portfolio, or Japan TOPIX Portfolio’s shares at the Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts or Qualified Plans. Euro STOXX Portfolio, FTSE 100 Portfolio, Hang Seng Portfolio, or Japan TOPIX Portfolio does not impose any requirement that a minimum percentage of voting instructions be received, before counting the Separate Accounts and Qualified Plans as the Euro STOXX Portfolio, FTSE 100 Portfolio, Hang Seng Portfolio, or Japan TOPIX Portfolio’s shareholders in determining whether a quorum is present.
Where Variable Contract Holders and Plan Participants fail to give instructions as to how to vote their shares, the Qualified Plans and Separate Accounts will use proportional voting and vote those shares in proportion to the instructions given by other Variable Contract Holders and Plan Participants who voted. The effect of proportional voting is that if a large number of Variable Contract Holders and Plan Participants fail to give voting instructions, a small number of Variable Contract Holders and Plan Participants may determine the outcome of the vote. Because a significant percentage of Euro STOXX Portfolio, FTSE 100 Portfolio, Hang Seng Portfolio, or Japan TOPIX Portfolio’s shares are held by Separate Accounts, which use proportional voting, the presence of such Separate Accounts at the Special Meeting shall be sufficient to constitute a quorum for the transaction of business at the Special Meeting.
How many shares are outstanding?
As of the Record Date contract owners could no longer allocate to the Portfolios. The following shares of beneficial interest of the Portfolios were outstanding as of the Record Date and entitled to vote:

Euro STOXX Portfolio
Class	Shares Outstanding
ADV	1,633,709.043
I	4,847.650
Total	1,638,556.693
FTSE 100 Portfolio
Class	Shares Outstanding
ADV	569,733.064
Total	569,733.064
Hang Seng Portfolio
Class	Shares Outstanding
ADV	63,892.511
S	1,909,408.779
Total	1,973,301.290
Japan TOPIX Portfolio
Class	Shares Outstanding
ADV	819,450.312
Total	819,450.312
Shares have no preemptive or subscription rights. To the knowledge of the Adviser, as of the Record Date, no current Director owns 1% or more of the outstanding shares of any class of Euro STOXX Portfolio, FTSE 100 Portfolio, Hang Seng Portfolio, or Japan TOPIX Portfolio, and the officers and Directors own, as a group, less than 1% of the shares of any class of Euro STOXX Portfolio, FTSE 100 Portfolio, Hang Seng Portfolio, or Japan TOPIX Portfolio.
Appendix F hereto lists the persons that, as of the Record Date owned beneficially or of record 5% or more of the outstanding shares of any class of Euro STOXX Portfolio, FTSE 100 Portfolio, Hang Seng Portfolio, or Japan TOPIX Portfolio.
Can shareholders submit proposals for a future shareholder meeting?
Euro STOXX Portfolio, FTSE 100 Portfolio, Hang Seng Portfolio, or Japan TOPIX Portfolio is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required by law. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.

Why did my household only receive one copy of this Proxy Statement?
Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a shareholder of record, unless Euro STOXX Portfolio, FTSE 100 Portfolio, Hang Seng Portfolio, or Japan TOPIX Portfolio has received contrary instructions from one or more of the household’s shareholders. If you need an additional copy of this Proxy Statement, please contact Shareholder Services at 1-800-992-0180. If in the future, you do not wish to combine or wish to recombine the mailing of a proxy statement with household members, please inform Euro STOXX Portfolio, FTSE 100 Portfolio, Hang Seng Portfolio, or Japan TOPIX Portfolio in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034 or via telephone at 1-800-992-0180.
In order that the presence of a quorum at the Special Meeting may be assured, prompt execution and return of the enclosed Proxy Ballot or Voting Instruction Card is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet. Please follow the voting instructions as outlined on your Proxy Ballot or Voting Instruction Card.
Theresa K. Kelety
Secretary
March 13, 2020
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034

APPENDIX A: INFORMATION ABOUT VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO
The following information is excerpted from the May 1, 2019 prospectuses of Voya Government Liquid Assets Portfolio. Variable Contract Holders or Plan Participants should review the prospectus of Voya Government Liquid Assets Portfolio, which is available at www.voya.com/literature, carefully before making any investment decisions with respect to this fund.
INVESTMENT OBJECTIVE
The Portfolio seeks high level of current income consistent with the preservation of capital and liquidity.
FEES AND EXPENSES OF THE PORTFOLIO
The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). If these fees or expenses were included in the table, the Portfolio’s expenses would be higher. For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator. The Management Agreement provides for a “bundled fee” arrangement under which the Adviser provides (in addition to advisory services and administrative services), custodial, transfer agency, portfolio accounting, auditing and ordinary legal services in return for a single management fee.
Annual Portfolio Operating Expenses Expenses you pay each year as a % of the value of your investment

		Class I	Class S	Class S2
Management Fees	%	0.28	0.28	0.28
Distribution and/or Shareholder Services (12b-1) Fees	%	None	0.25	0.40
Other Expenses	%	0.01	0.01	0.01
Total Annual Portfolio Operating Expenses	%	0.29	0.54	0.69
Waivers and Reimbursements[1]	%	None	None	None
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	0.29	0.54	0.69
1.	The adviser and distributor are contractually obligated to waive a portion of their management fees and distribution and/or shareholder services fees, as applicable, and to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a net yield of not less than zero through May 1, 2020. There is no guarantee that the Portfolio will maintain such a yield. Any fees waived or expenses reimbursed may be subject to possible recoupment by the adviser or distributor within 36 months of the waiver or reimbursement. In no event will the amount of the recoupment on any day exceed 20% of the yield (net of all expenses) of the Portfolio on that day. Termination or modification of this obligation requires approval by the Portfolio’s Board.

PRINCIPAL INVESTMENT STRATEGIES
The Portfolio invests at least 99.5% of its total assets in government securities, cash and repurchase agreements collateralized fully by government securities or cash. For purposes of this policy, “government securities” mean any securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an agency or instrumentality of the government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit for any of the foregoing.
In addition, under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in government securities and repurchase agreements that are collateralized by government securities. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.
The Portfolio invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The Portfolio may invest in variable and floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis.
The securities purchased by the Portfolio are subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), and other rules adopted by the Securities and Exchange Commission (the “SEC”). Portfolio investments are valued based on the amortized cost valuation method pursuant to Rule 2a-7 under the 1940 Act.
The Portfolio may maintain a rating from one or more rating agencies that provide ratings on money market funds. There can be no assurance that the Portfolio will maintain any particular rating or maintain it with a particular rating agency. To maintain a rating, the sub-adviser (“Sub-Adviser”) may manage the Portfolio more conservatively than if it was not rated.
The Portfolio may invest in other investment companies that are money market funds, to the extent permitted under the 1940 Act.
In choosing investments for the Portfolio, the Sub-Adviser employs a disciplined, four-step investment process designed to ensure preservation of capital and liquidity, as well as adherence to regulatory requirements. The four steps are: first, a formal list of approved issuers is actively maintained; second, securities of issuers on the approved list that meet the Portfolio’s guidelines are selected for investment; third, diversification is continuously monitored to ensure that regulatory limits are not exceeded; and finally, portfolio maturity decisions are made based upon expected cash flows, income opportunities available in the market, and expectations of future interest rates.
PRINCIPAL RISKS

Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.
You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.
Cash/Cash Equivalents: Investments in cash or cash equivalents may lower returns and result in potential lost opportunities to participate in market appreciation which could negatively impact the Portfolio’s performance and ability to achieve its investment objective.
Credit: The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Interest Rate: With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, the United States experiences a low interest rate environment, which may increase the Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. To the extent that the Portfolio invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential future changes in government policy may affect interest rates.
Investment Model: A manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.

Money Market Regulatory: Changes in government regulations may adversely affect the value of a security held by the Portfolio. In addition, the SEC has adopted amendments to money market fund regulation, which permit the Portfolio to impose discretionary or default liquidity fees or temporary suspensions of redemption due to declines in the Portfolio’s weekly liquid assets. As of the date of this Prospectus, the Board has elected not to subject the Portfolio to such liquidity fees or temporary suspensions of redemptions. These changes may result in reduced yields for money market funds, including the Portfolio, which may invest in other money market funds. The SEC or other regulators may adopt additional money market fund reforms, which may impact the structure and operation or performance of the Portfolio.
Other Investment Companies –Money Market Funds: A money market fund may only invest in other investment companies that qualify as money market funds under Rule 2a-7 of the 1940 Act. The risk of investing in such money market funds is that such money market funds may not comply with Rule 2a-7. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio. The investment policies of the other investment companies may not be the same as those of the Portfolio; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Portfolio is typically subject.
Prepayment and Extension: Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This may occur when interest rates decline. Prepayment may expose the Portfolio to a lower rate of return upon reinvestment of principal. Also, if a debt instrument subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This may occur when interest rates rise. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, the Portfolio may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.
Repurchase Agreements: In the event that the other party to a repurchase agreement defaults on its obligations, the Portfolio would generally seek to sell the underlying security serving as collateral for the repurchase agreement. However, the value of collateral may be insufficient to satisfy the counterparty’s obligation and/or the Portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security, which could result in a loss. In addition, if the Portfolio is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.

U.S. Government Securities and Obligations: U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.
When Issued and Delayed Delivery Securities and Forward Commitments: When issued securities, delayed delivery securities and forward commitments involve the risk that the security the Portfolio buys will lose value prior to its delivery. These investments may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolio to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolio’s other risks. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Portfolio loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

APPENDIX B: FORM OF VOYA EURO STOXX 50® INDEX PORTFOLIO PLAN OF LIQUIDATION AND DISSOLUTION OF SERIES
This Plan of Liquidation and Dissolution of Series (the “Plan”) is made by Voya Variable Portfolios, Inc. (the “Company”), a Maryland corporation, with respect to Voya Euro STOXX 50® Index Portfolio (the “Series”), a separate series of shares of stock, and a segregated portfolio of assets, of the Company. The Series is a series of an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). This Plan is intended to accomplish the complete liquidation and dissolution of the Series in conformity with all applicable provisions of Maryland law, the Investment Company Act, the Internal Revenue Code of 1986, as amended (the “Code”), and the Company’s Amended and Restated Articles of Incorporation dated May 1, 2002, as amended and supplemented (the “Articles of Incorporation”).
WHEREAS, the Company’s Board of Directors (the “Board”) has determined, on behalf of the Series, that it is in the best interests of the Series and its shareholders to liquidate and dissolve the Series; and
WHEREAS, by resolutions of the Board on January 24, 2020, the Board considered and adopted this Plan as the method of liquidating and dissolving the Series in accordance with applicable provisions of Maryland law and the Company’s Articles of Incorporation and By-Laws, including but not limited to, Article Second (Paragraph 6) of the Articles of Incorporation.
NOW, THEREFORE, the liquidation and dissolution of the Series shall be carried out in the manner hereinafter set forth.
1.	Effective Date of Plan. This Plan shall become effective, subject to shareholder approval, with respect to the Series on April 16, 2020 (the “Effective Date”), which shall be the date of dissolution for purposes of Maryland law. As of the close of business on the Effective Date, the Series shall cease (or have ceased) the public offering of its shares and shall be officially closed to new sales.
2.	Liquidation. As soon as practicable following the Effective Date, the Series shall be liquidated (the “Liquidation”). This Plan is intended to constitute a plan of liquidation under Sections 331, 332 and 562 of the Code, as applicable.
3.	Cessation of Business. Upon the Effective Date, the Series shall not engage in any business activities, except for the purposes of winding up its business and affairs and reducing its assets to cash, and shall distribute the Series’ assets, including as such assets have been reduced to cash, to its shareholders in accordance with the provisions of this Plan.
4.	Liquidation of Assets. As soon as it is reasonable and practicable after the Effective Date, but in no event later than, April 24, 2020 (the “Liquidation Date”), all portfolio securities of the Series not already converted to cash or cash equivalents shall be converted to cash or cash equivalents. If any portion of the assets of the Series cannot reasonably practicably be converted to cash or cash equivalents during the period prior to the Liquidation Date, the Series may pay one or more liquidating distributions by transferring, on behalf of the shareholders, assets that were not able to be converted to cash or cash equivalents to a liquidating trust. The final liquidating distribution to the Series’ shareholders shall occur within 24 months of the Effective Date.
5.	Liabilities. During the period prior to the Liquidation Date, the Series shall pay, discharge, or otherwise provide for the payment or discharge of, any and all liabilities and obligations of the Series. If the Series is unable to pay, discharge or otherwise provide for any liabilities of the Series during the period prior to the Liquidation Date, the Series shall make reasonable provision for the payment of such liabilities and any contingent liabilities as required by Maryland law, including, without limitation, retaining cash or cash equivalents in an amount that it estimates is necessary to discharge (i) any unpaid liabilities and obligations of the Series on the Series’ books as of the Liquidation Date and (ii) such contingent liabilities of the Series as the Company’s officers may reasonably deem to exist.
6.	Deferred Compensation Plan for Independent Directors. The Series shall terminate the Deferred Compensation Plan for Independent Directors maintained by the Series (the “Deferred Compensation Plan”), pursuant to Section 8.1 of such Deferred Compensation Plan, effective as of the Liquidation Date, and all unpaid amounts in the bookkeeping accounts of the Directors of the Series participating in the Deferred Compensation Plan with respect to the Series as of the Liquidation Date shall be paid in a lump sum to such Directors, in accordance with Section 8.1 of such Deferred Compensation Plan, on the Liquidation Date or as soon as administratively practicable thereafter, but in all events by the later of (1) the end of the calendar year in which the Deferred Compensation Plan termination occurs and (2) the end of the first calendar year in which the payment is administratively practicable.
7.	Distribution to Shareholders. After giving effect to any dividends declared pursuant to Section 8 below, the Series’ assets will be distributed ratably among the Series’ shareholders of record at the close of business on the Liquidation Date in one or more cash payments. Unless otherwise instructed by a contract holder, the value of such cash payments that underlie variable annuity or variable life insurance contracts shall be allocated to Voya Government Liquid Assets Portfolio. The value of such cash payments that underlie variable annuity or variable life insurance contracts shall be allocated to Voya Government Liquid Assets Portfolio. The first distribution of the Series’ assets is expected to consist of cash representing substantially all of the assets of the Series, less the amount reserved to pay creditors of the Series, if any. In any event, the final liquidating distribution to the Series’ shareholders shall occur within 24 months of the Effective Date.

If the Series is unable to make distributions to all of the Series’ shareholders because of the inability to locate shareholders to whom distributions in cancellation and redemption of Series shares are payable, the Company may create, in the name and on behalf of the Series, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Series in such trust for the benefit of the shareholders.
8.	Receipt of Cash or Other Distributions After the Liquidation Date. Following the Liquidation Date, if the Series receives any cash or other property that it had not recorded on its books on or before the Liquidation Date, except as otherwise described below, such cash or other property will be paid or otherwise disbursed as contemplated by the Voya Funds Procedures for Distribution of Proceeds to Reorganized and Liquidated Funds as in effect as of the Effective Date and attached hereto as Exhibit A.
9.	Satisfaction of Federal Income and Excise Tax Distribution Requirements. At or immediately prior to the Liquidation Date, the Series shall, if necessary, have declared and paid a dividend or dividends which, together with all previous dividends qualifying for the deduction for dividends paid under Section 561 of the Code, shall have the effect of distributing to the shareholders of the Series all of the Series’ investment company taxable income, all of the Series’ net capital gain, if any (after reduction for any capital loss carry-forward), and all of the Series’ net tax-exempt income, if any, in each case earned or accrued: (i) in the taxable year of the Series ending on the Liquidation Date, and (ii) in any prior taxable year in respect of which, at the time of declaration and payment of the dividend(s), the Series is eligible to declare and pay a spillback dividend under section 855(a) of the Code and computed in each case without regard to any deduction for dividends paid, and any additional amounts necessary to avoid any excise tax described in Section 4982 of the Code for such periods.
10.	Expenses. The Series’ investment adviser, Voya Investments, LLC, shall bear (either directly or through its expense reimbursement provision with the Series) the expenses incurred in connection with carrying out this Plan with respect to the Series including, but not limited to, printing, legal, and the expenses of reports to shareholders, whether or not the Liquidation contemplated by this Plan is effected. Any expenses and liabilities attributed to the Series that were not accrued at the time of the Liquidation will also be borne by Voya Investments, LLC, unless such expenses and liabilities, or any portion thereof, shall be payable under an insurance policy purchased by the Company.
11.	Powers of Board of Directors. The Board and, subject to the direction of the Board, its officers shall have authority to do or authorize any or all acts and things as provided for in this Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the Investment Company Act or any other applicable laws. The death, resignation or disability of any Director or any officer of the Company shall not impair the authority of the surviving or remaining Directors or officers to exercise any of the powers provided for in the Plan.
12.	Amendment of Plan. The Board shall have the authority at any time to authorize variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effect the liquidation of the Series, and the distribution of the Series’ net assets to its shareholders in accordance with the laws of the State of Maryland, the Investment Company Act, the Code, and the Articles of Incorporation, if the Board determines that such action would be advisable and in the best interests of the Series and its shareholders.
13.	Termination of Plan. This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board at any time prior to the Liquidation Date if circumstances should develop that, in the opinion of the Board, in its sole discretion, make proceeding with this Plan inadvisable for the Series.
14.	Filings. As soon as practicable after the final distribution of the Series’ assets to shareholders, the Company shall file a notice of liquidation and dissolution of the Series and any other documents as are necessary to effect the liquidation and dissolution of the Series in accordance with the requirements of the Company’s Articles of Incorporation, Maryland law, the Code, any applicable securities laws, and any rules and regulations of the U.S. Securities and Exchange Commission or any state securities commission, including, without limitation, withdrawing any qualification to conduct business in any state in which the Series is so qualified, as well as the preparation and filing of any tax returns, including, but not limited to the Series’ final income tax returns, Forms 966, 1096 and 1099. Upon the last to occur of the foregoing, the Series shall be deemed terminated.
15.	Further Assurances. The Company shall take such further action, prior to, at, and after the Liquidation Date, as may be necessary or desirable and proper to consummate the transactions contemplated by this Plan.
16.	Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Maryland.
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Exhibit A
Voya Funds Policy for Distribution of Proceeds to Reorganized and Liquidated Funds
I. INTRODUCTION
From time to time, money (“After-Received Amount”) is received relating to investments previously held by funds in the Voya funds complex (each, a “Fund,” and collectively, the “Funds”) that have been reorganized into other Funds or liquidated. As an example, a Fund that is eligible to participate in a class action settlement may file the necessary proof of claim forms with the appropriate claims administrator before the Fund’s reorganization or liquidation, and the class action settlement proceeds may subsequently be received after the Fund has been reorganized or liquidated. This policy (the “Policy”) is intended to address the payment of an After-Received Amount in those circumstances.
II. SETTLEMENT DISTRIBUTION
A. Reorganized Funds
An After-Received Amount payable to a reorganized Fund shall be paid to the successor Fund or pursuant to the terms of the relevant Agreement and Plan of Reorganization.
B. Liquidated Funds
(1)	Prior to the date on which a liquidated Fund is dissolved under applicable state law (the “Dissolution Date”), if an After-Received Amount is received in respect of the liquidated Fund, an officer of the applicable registrant or his or her designee (an “Authorized Officer”) shall determine an appropriate disposition of such After-Received Amount, in accordance with the following:
a)	The Authorized Officer will cause to be identified the former shareholders of record of the Fund (each, a “Former Shareholder”) on the date of liquidation of the Fund as contemplated by the Fund’s Plan of Liquidation and Dissolution (the “Liquidation Plan”) based on information received from the Fund’s transfer agent (or other agent as maintains the records relating to Former Shareholders) or such other appropriate date as determined by the Authorized Officer (the “Liquidation Date”).
b)	The Authorized Officer will appoint an agent for the purpose of attempting to make such distribution (the “Agent”). The Agent will calculate the portion of the After-Received Amount distributable to each Former Shareholder based on such Former Shareholder’s share ownership of the Fund on the Liquidation Date. The Authorized Officer shall prepare a document that includes the name and address of each Former Shareholder, along with the amount of the After-Received Amount distributable to such Former Shareholder (the “Distribution List”). If the address of a Former Shareholder is not included in the information received from the Funds’ transfer agent, the Agent shall use reasonable efforts to determine such address.

c)	The Agent shall attempt to distribute the After-Received Amount to each Former Shareholder in the amounts shown on the Distribution List, on a date determined by the Authorized Officer within a reasonable time after the Distribution List is finalized; provided, however, that no distribution shall be made to any Former Shareholder to whom the amount distributable is shown on the Distribution List to be $25 or less (or such other dollar amount identified by the Agent, below which special administration, distribution, or other charges may apply). Where the distributable amount to a Former Shareholder is $25 or less, such Former Shareholder’s After-Received Amount shall be disbursed as contemplated by Clause II(B)(2) below.
d)	Reasonable expenses incurred after the Liquidation Date may be paid, and shall be deducted, from the After-Received Amount; provided that no such expenses shall be paid to a Fund’s investment adviser or any affiliated person of the investment adviser unless such payment is specifically approved by a majority of the Non-Interested Directors/Trustees of the Voya funds.
e)	Any portion of the After-Received Amount remaining after a liquidated Fund’s Dissolution Date will be disbursed as contemplated by Clause II(B)(2) below. No Former Shareholder shall have any right to any amount disbursed as contemplated by Clause II(B)(2).
(2)	An After-Received Amount received after a liquidated Fund’s Dissolution Date will be distributed to any entity that the Fund’s Authorized Officer or Authorized Officers consider appropriate, including potentially to the remaining series of the relevant Registrant or the remaining funds in the Voya funds complex. The Authorized Officers’ determinations with respect to the distribution of such an After-Received Amount will be reported to the Funds’ Boards of Directors/Trustees.
(3)	For purposes of this Policy, a liquidated Fund’s Dissolution Date shall not be less than 120 days after a Fund’s Liquidation Date.

APPENDIX C: FORM OF VOYA FTSE 100 INDEX® PORTFOLIO PLAN OF LIQUIDATION AND DISSOLUTION OF SERIES
This Plan of Liquidation and Dissolution of Series (the “Plan”) is made by Voya Variable Portfolios, Inc. (the “Company”), a Maryland corporation, with respect to Voya FTSE 100 Index® Portfolio (the “Series”), a separate series of shares of stock, and a segregated portfolio of assets, of the Company. The Series is a series of an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). This Plan is intended to accomplish the complete liquidation and dissolution of the Series in conformity with all applicable provisions of Maryland law, the Investment Company Act, the Internal Revenue Code of 1986, as amended (the “Code”), and the Company’s Amended and Restated Articles of Incorporation dated May 1, 2002, as amended and supplemented (the “Articles of Incorporation”).
WHEREAS, the Company’s Board of Directors (the “Board”) has determined, on behalf of the Series, that it is in the best interests of the Series and its shareholders to liquidate and dissolve the Series; and
WHEREAS, by resolutions of the Board on January 24, 2020, the Board considered and adopted this Plan as the method of liquidating and dissolving the Series in accordance with applicable provisions of Maryland law and the Company’s Articles of Incorporation and By-Laws, including but not limited to, Article Second (Paragraph 6) of the Articles of Incorporation.
NOW, THEREFORE, the liquidation and dissolution of the Series shall be carried out in the manner hereinafter set forth.
1.	Effective Date of Plan. This Plan shall become effective, subject to shareholder approval, with respect to the Series on April 16, 2020 (the “Effective Date”), which shall be the date of dissolution for purposes of Maryland law. As of the close of business on the Effective Date, the Series shall cease (or have ceased) the public offering of its shares and shall be officially closed to new sales.
2.	Liquidation. As soon as practicable following the Effective Date, the Series shall be liquidated (the “Liquidation”). This Plan is intended to constitute a plan of liquidation under Sections 331, 332 and 562 of the Code, as applicable.
3.	Cessation of Business. Upon the Effective Date, the Series shall not engage in any business activities, except for the purposes of winding up its business and affairs and reducing its assets to cash, and shall distribute the Series’ assets, including as such assets have been reduced to cash, to its shareholders in accordance with the provisions of this Plan.
4.	Liquidation of Assets. As soon as it is reasonable and practicable after the Effective Date, but in no event later than, April 24, 2020 (the “Liquidation Date”), all portfolio securities of the Series not already converted to cash or cash equivalents shall be converted to cash or cash equivalents. If any portion of the assets of the Series cannot reasonably practicably be converted to cash or cash equivalents during the period prior to the Liquidation Date, the Series may pay one or more liquidating distributions by transferring, on behalf of the shareholders, assets that were not able to be converted to cash or cash equivalents to a liquidating trust. The final liquidating distribution to the Series’ shareholders shall occur within 24 months of the Effective Date.
5.	Liabilities. During the period prior to the Liquidation Date, the Series shall pay, discharge, or otherwise provide for the payment or discharge of, any and all liabilities and obligations of the Series. If the Series is unable to pay, discharge or otherwise provide for any liabilities of the Series during the period prior to the Liquidation Date, the Series shall make reasonable provision for the payment of such liabilities and any contingent liabilities as required by Maryland law, including, without limitation, retaining cash or cash equivalents in an amount that it estimates is necessary to discharge (i) any unpaid liabilities and obligations of the Series on the Series’ books as of the Liquidation Date and (ii) such contingent liabilities of the Series as the Company’s officers may reasonably deem to exist.
6.	Deferred Compensation Plan for Independent Directors. The Series shall terminate the Deferred Compensation Plan for Independent Directors maintained by the Series (the “Deferred Compensation Plan”), pursuant to Section 8.1 of such Deferred Compensation Plan, effective as of the Liquidation Date, and all unpaid amounts in the bookkeeping accounts of the Directors of the Series participating in the Deferred Compensation Plan with respect to the Series as of the Liquidation Date shall be paid in a lump sum to such Directors, in accordance with Section 8.1 of such Deferred Compensation Plan, on the Liquidation Date or as soon as administratively practicable thereafter, but in all events by the later of (1) the end of the calendar year in which the Deferred Compensation Plan termination occurs and (2) the end of the first calendar year in which the payment is administratively practicable.
7.	Distribution to Shareholders. After giving effect to any dividends declared pursuant to Section 8 below, the Series’ assets will be distributed ratably among the Series’ shareholders of record at the close of business on the Liquidation Date in one or more cash payments. Unless otherwise instructed by a contract holder, the value of such cash payments that underlie variable annuity or variable life insurance contracts shall be allocated to Voya Government Liquid Assets Portfolio. The value of such cash payments that underlie variable annuity or variable life insurance contracts shall be allocated to Voya Government Liquid Assets Portfolio. The first distribution of the Series’ assets is expected to consist of cash representing substantially all of the assets of the Series, less the amount reserved to pay creditors of the Series, if any. In any event, the final liquidating distribution to the Series’ shareholders shall occur within 24 months of the Effective Date.

If the Series is unable to make distributions to all of the Series’ shareholders because of the inability to locate shareholders to whom distributions in cancellation and redemption of Series shares are payable, the Company may create, in the name and on behalf of the Series, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Series in such trust for the benefit of the shareholders.
8.	Receipt of Cash or Other Distributions After the Liquidation Date. Following the Liquidation Date, if the Series receives any cash or other property that it had not recorded on its books on or before the Liquidation Date, except as otherwise described below, such cash or other property will be paid or otherwise disbursed as contemplated by the Voya Funds Procedures for Distribution of Proceeds to Reorganized and Liquidated Funds as in effect as of the Effective Date and attached hereto as Exhibit A.
9.	Satisfaction of Federal Income and Excise Tax Distribution Requirements. At or immediately prior to the Liquidation Date, the Series shall, if necessary, have declared and paid a dividend or dividends which, together with all previous dividends qualifying for the deduction for dividends paid under Section 561 of the Code, shall have the effect of distributing to the shareholders of the Series all of the Series’ investment company taxable income, all of the Series’ net capital gain, if any (after reduction for any capital loss carry-forward), and all of the Series’ net tax-exempt income, if any, in each case earned or accrued: (i) in the taxable year of the Series ending on the Liquidation Date, and (ii) in any prior taxable year in respect of which, at the time of declaration and payment of the dividend(s), the Series is eligible to declare and pay a spillback dividend under section 855(a) of the Code and computed in each case without regard to any deduction for dividends paid, and any additional amounts necessary to avoid any excise tax described in Section 4982 of the Code for such periods.
10.	Expenses. The Series’ investment adviser, Voya Investments, LLC, shall bear (either directly or through its expense reimbursement provision with the Series) the expenses incurred in connection with carrying out this Plan with respect to the Series including, but not limited to, printing, legal, and the expenses of reports to shareholders, whether or not the Liquidation contemplated by this Plan is effected. Any expenses and liabilities attributed to the Series that were not accrued at the time of the Liquidation will also be borne by Voya Investments, LLC, unless such expenses and liabilities, or any portion thereof, shall be payable under an insurance policy purchased by the Company.
11.	Powers of Board of Directors. The Board and, subject to the direction of the Board, its officers shall have authority to do or authorize any or all acts and things as provided for in this Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the Investment Company Act or any other applicable laws. The death, resignation or disability of any Director or any officer of the Company shall not impair the authority of the surviving or remaining Directors or officers to exercise any of the powers provided for in the Plan.
12.	Amendment of Plan. The Board shall have the authority at any time to authorize variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effect the liquidation of the Series, and the distribution of the Series’ net assets to its shareholders in accordance with the laws of the State of Maryland, the Investment Company Act, the Code, and the Articles of Incorporation, if the Board determines that such action would be advisable and in the best interests of the Series and its shareholders.
13.	Termination of Plan. This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board at any time prior to the Liquidation Date if circumstances should develop that, in the opinion of the Board, in its sole discretion, make proceeding with this Plan inadvisable for the Series.
14.	Filings. As soon as practicable after the final distribution of the Series’ assets to shareholders, the Company shall file a notice of liquidation and dissolution of the Series and any other documents as are necessary to effect the liquidation and dissolution of the Series in accordance with the requirements of the Company’s Articles of Incorporation, Maryland law, the Code, any applicable securities laws, and any rules and regulations of the U.S. Securities and Exchange Commission or any state securities commission, including, without limitation, withdrawing any qualification to conduct business in any state in which the Series is so qualified, as well as the preparation and filing of any tax returns, including, but not limited to the Series’ final income tax returns, Forms 966, 1096 and 1099. Upon the last to occur of the foregoing, the Series shall be deemed terminated.
15.	Further Assurances. The Company shall take such further action, prior to, at, and after the Liquidation Date, as may be necessary or desirable and proper to consummate the transactions contemplated by this Plan.
16.	Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Maryland.
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Exhibit A
Voya Funds Policy for Distribution of Proceeds to Reorganized and Liquidated Funds
I. INTRODUCTION
From time to time, money (“After-Received Amount”) is received relating to investments previously held by funds in the Voya funds complex (each, a “Fund,” and collectively, the “Funds”) that have been reorganized into other Funds or liquidated. As an example, a Fund that is eligible to participate in a class action settlement may file the necessary proof of claim forms with the appropriate claims administrator before the Fund’s reorganization or liquidation, and the class action settlement proceeds may subsequently be received after the Fund has been reorganized or liquidated. This policy (the “Policy”) is intended to address the payment of an After-Received Amount in those circumstances.
II. SETTLEMENT DISTRIBUTION
A. Reorganized Funds
An After-Received Amount payable to a reorganized Fund shall be paid to the successor Fund or pursuant to the terms of the relevant Agreement and Plan of Reorganization.
B. Liquidated Funds
(1)	Prior to the date on which a liquidated Fund is dissolved under applicable state law (the “Dissolution Date”), if an After-Received Amount is received in respect of the liquidated Fund, an officer of the applicable registrant or his or her designee (an “Authorized Officer”) shall determine an appropriate disposition of such After-Received Amount, in accordance with the following:
a)	The Authorized Officer will cause to be identified the former shareholders of record of the Fund (each, a “Former Shareholder”) on the date of liquidation of the Fund as contemplated by the Fund’s Plan of Liquidation and Dissolution (the “Liquidation Plan”) based on information received from the Fund’s transfer agent (or other agent as maintains the records relating to Former Shareholders) or such other appropriate date as determined by the Authorized Officer (the “Liquidation Date”).
b)	The Authorized Officer will appoint an agent for the purpose of attempting to make such distribution (the “Agent”). The Agent will calculate the portion of the After-Received Amount distributable to each Former Shareholder based on such Former Shareholder’s share ownership of the Fund on the Liquidation Date. The Authorized Officer shall prepare a document that includes the name and address of each Former Shareholder, along with the amount of the After-Received Amount distributable to such Former Shareholder (the “Distribution List”). If the address of a Former Shareholder is not included in the information received from the Funds’ transfer agent, the Agent shall use reasonable efforts to determine such address.

c)	The Agent shall attempt to distribute the After-Received Amount to each Former Shareholder in the amounts shown on the Distribution List, on a date determined by the Authorized Officer within a reasonable time after the Distribution List is finalized; provided, however, that no distribution shall be made to any Former Shareholder to whom the amount distributable is shown on the Distribution List to be $25 or less (or such other dollar amount identified by the Agent, below which special administration, distribution, or other charges may apply). Where the distributable amount to a Former Shareholder is $25 or less, such Former Shareholder’s After-Received Amount shall be disbursed as contemplated by Clause II(B)(2) below.
d)	Reasonable expenses incurred after the Liquidation Date may be paid, and shall be deducted, from the After-Received Amount; provided that no such expenses shall be paid to a Fund’s investment adviser or any affiliated person of the investment adviser unless such payment is specifically approved by a majority of the Non-Interested Directors/Trustees of the Voya funds.
e)	Any portion of the After-Received Amount remaining after a liquidated Fund’s Dissolution Date will be disbursed as contemplated by Clause II(B)(2) below. No Former Shareholder shall have any right to any amount disbursed as contemplated by Clause II(B)(2).
(2)	An After-Received Amount received after a liquidated Fund’s Dissolution Date will be distributed to any entity that the Fund’s Authorized Officer or Authorized Officers consider appropriate, including potentially to the remaining series of the relevant Registrant or the remaining funds in the Voya funds complex. The Authorized Officers’ determinations with respect to the distribution of such an After-Received Amount will be reported to the Funds’ Boards of Directors/Trustees.
(3)	For purposes of this Policy, a liquidated Fund’s Dissolution Date shall not be less than 120 days after a Fund’s Liquidation Date.

APPENDIX D: FORM OF VOYA HANG SENG INDEX PORTFOLIO PLAN OF LIQUIDATION AND DISSOLUTION OF SERIES
This Plan of Liquidation and Dissolution of Series (the “Plan”) is made by Voya Variable Portfolios, Inc. (the “Company”), a Maryland corporation, with respect to Voya Heng Seng Index Portfolio (the “Series”), a separate series of shares of stock, and a segregated portfolio of assets, of the Company. The Series is a series of an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). This Plan is intended to accomplish the complete liquidation and dissolution of the Series in conformity with all applicable provisions of Maryland law, the Investment Company Act, the Internal Revenue Code of 1986, as amended (the “Code”), and the Company’s Amended and Restated Articles of Incorporation dated May 1, 2002, as amended and supplemented (the “Articles of Incorporation”).
WHEREAS, the Company’s Board of Directors (the “Board”) has determined, on behalf of the Series, that it is in the best interests of the Series and its shareholders to liquidate and dissolve the Series; and
WHEREAS, by resolutions of the Board on January 24, 2020, the Board considered and adopted this Plan as the method of liquidating and dissolving the Series in accordance with applicable provisions of Maryland law and the Company’s Articles of Incorporation and By-Laws, including but not limited to, Article Second (Paragraph 6) of the Articles of Incorporation.
NOW, THEREFORE, the liquidation and dissolution of the Series shall be carried out in the manner hereinafter set forth.
1.	Effective Date of Plan. This Plan shall become effective, subject to shareholder approval, with respect to the Series on April 16, 2020 (the “Effective Date”), which shall be the date of dissolution for purposes of Maryland law. As of the close of business on the Effective Date, the Series shall cease (or have ceased) the public offering of its shares and shall be officially closed to new sales.
2.	Liquidation. As soon as practicable following the Effective Date, the Series shall be liquidated (the “Liquidation”). This Plan is intended to constitute a plan of liquidation under Sections 331, 332 and 562 of the Code, as applicable.
3.	Cessation of Business. Upon the Effective Date, the Series shall not engage in any business activities, except for the purposes of winding up its business and affairs and reducing its assets to cash, and shall distribute the Series’ assets, including as such assets have been reduced to cash, to its shareholders in accordance with the provisions of this Plan.
4.	Liquidation of Assets. As soon as it is reasonable and practicable after the Effective Date, but in no event later than, April 24, 2020 (the “Liquidation Date”), all portfolio securities of the Series not already converted to cash or cash equivalents shall be converted to cash or cash equivalents. If any portion of the assets of the Series cannot reasonably practicably be converted to cash or cash equivalents during the period prior to the Liquidation Date, the Series may pay one or more liquidating distributions by transferring, on behalf of the shareholders, assets that were not able to be converted to cash or cash equivalents to a liquidating trust. The final liquidating distribution to the Series’ shareholders shall occur within 24 months of the Effective Date.
5.	Liabilities. During the period prior to the Liquidation Date, the Series shall pay, discharge, or otherwise provide for the payment or discharge of, any and all liabilities and obligations of the Series. If the Series is unable to pay, discharge or otherwise provide for any liabilities of the Series during the period prior to the Liquidation Date, the Series shall make reasonable provision for the payment of such liabilities and any contingent liabilities as required by Maryland law, including, without limitation, retaining cash or cash equivalents in an amount that it estimates is necessary to discharge (i) any unpaid liabilities and obligations of the Series on the Series’ books as of the Liquidation Date and (ii) such contingent liabilities of the Series as the Company’s officers may reasonably deem to exist.
6.	Deferred Compensation Plan for Independent Directors. The Series shall terminate the Deferred Compensation Plan for Independent Directors maintained by the Series (the “Deferred Compensation Plan”), pursuant to Section 8.1 of such Deferred Compensation Plan, effective as of the Liquidation Date, and all unpaid amounts in the bookkeeping accounts of the Directors of the Series participating in the Deferred Compensation Plan with respect to the Series as of the Liquidation Date shall be paid in a lump sum to such Directors, in accordance with Section 8.1 of such Deferred Compensation Plan, on the Liquidation Date or as soon as administratively practicable thereafter, but in all events by the later of (1) the end of the calendar year in which the Deferred Compensation Plan termination occurs and (2) the end of the first calendar year in which the payment is administratively practicable.
7.	Distribution to Shareholders. After giving effect to any dividends declared pursuant to Section 8 below, the Series’ assets will be distributed ratably among the Series’ shareholders of record at the close of business on the Liquidation Date in one or more cash payments. Unless otherwise instructed by a contract holder, the value of such cash payments that underlie variable annuity or variable life insurance contracts shall be allocated to Voya Government Liquid Assets Portfolio. The value of such cash payments that underlie variable annuity or variable life insurance contracts shall be allocated to Voya Government Liquid Assets Portfolio. The first distribution of the Series’ assets is expected to consist of cash representing substantially all of the assets of the Series, less the amount reserved to pay creditors of the Series, if any. In any event, the final liquidating distribution to the Series’ shareholders shall occur within 24 months of the Effective Date.

If the Series is unable to make distributions to all of the Series’ shareholders because of the inability to locate shareholders to whom distributions in cancellation and redemption of Series shares are payable, the Company may create, in the name and on behalf of the Series, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Series in such trust for the benefit of the shareholders.
8.	Receipt of Cash or Other Distributions After the Liquidation Date. Following the Liquidation Date, if the Series receives any cash or other property that it had not recorded on its books on or before the Liquidation Date, except as otherwise described below, such cash or other property will be paid or otherwise disbursed as contemplated by the Voya Funds Procedures for Distribution of Proceeds to Reorganized and Liquidated Funds as in effect as of the Effective Date and attached hereto as Exhibit A.
9.	Satisfaction of Federal Income and Excise Tax Distribution Requirements. At or immediately prior to the Liquidation Date, the Series shall, if necessary, have declared and paid a dividend or dividends which, together with all previous dividends qualifying for the deduction for dividends paid under Section 561 of the Code, shall have the effect of distributing to the shareholders of the Series all of the Series’ investment company taxable income, all of the Series’ net capital gain, if any (after reduction for any capital loss carry-forward), and all of the Series’ net tax-exempt income, if any, in each case earned or accrued: (i) in the taxable year of the Series ending on the Liquidation Date, and (ii) in any prior taxable year in respect of which, at the time of declaration and payment of the dividend(s), the Series is eligible to declare and pay a spillback dividend under section 855(a) of the Code and computed in each case without regard to any deduction for dividends paid, and any additional amounts necessary to avoid any excise tax described in Section 4982 of the Code for such periods.
10.	Expenses. The Series’ investment adviser, Voya Investments, LLC, shall bear (either directly or through its expense reimbursement provision with the Series) the expenses incurred in connection with carrying out this Plan with respect to the Series including, but not limited to, printing, legal, and the expenses of reports to shareholders, whether or not the Liquidation contemplated by this Plan is effected. Any expenses and liabilities attributed to the Series that were not accrued at the time of the Liquidation will also be borne by Voya Investments, LLC, unless such expenses and liabilities, or any portion thereof, shall be payable under an insurance policy purchased by the Company.
11.	Powers of Board of Directors. The Board and, subject to the direction of the Board, its officers shall have authority to do or authorize any or all acts and things as provided for in this Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the Investment Company Act or any other applicable laws. The death, resignation or disability of any Director or any officer of the Company shall not impair the authority of the surviving or remaining Directors or officers to exercise any of the powers provided for in the Plan.
12.	Amendment of Plan. The Board shall have the authority at any time to authorize variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effect the liquidation of the Series, and the distribution of the Series’ net assets to its shareholders in accordance with the laws of the State of Maryland, the Investment Company Act, the Code, and the Articles of Incorporation, if the Board determines that such action would be advisable and in the best interests of the Series and its shareholders.
13.	Termination of Plan. This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board at any time prior to the Liquidation Date if circumstances should develop that, in the opinion of the Board, in its sole discretion, make proceeding with this Plan inadvisable for the Series.
14.	Filings. As soon as practicable after the final distribution of the Series’ assets to shareholders, the Company shall file a notice of liquidation and dissolution of the Series and any other documents as are necessary to effect the liquidation and dissolution of the Series in accordance with the requirements of the Company’s Articles of Incorporation, Maryland law, the Code, any applicable securities laws, and any rules and regulations of the U.S. Securities and Exchange Commission or any state securities commission, including, without limitation, withdrawing any qualification to conduct business in any state in which the Series is so qualified, as well as the preparation and filing of any tax returns, including, but not limited to the Series’ final income tax returns, Forms 966, 1096 and 1099. Upon the last to occur of the foregoing, the Series shall be deemed terminated.
15.	Further Assurances. The Company shall take such further action, prior to, at, and after the Liquidation Date, as may be necessary or desirable and proper to consummate the transactions contemplated by this Plan.
16.	Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Maryland.
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Exhibit A
Voya Funds Policy for Distribution of Proceeds to Reorganized and Liquidated Funds
I. INTRODUCTION
From time to time, money (“After-Received Amount”) is received relating to investments previously held by funds in the Voya funds complex (each, a “Fund,” and collectively, the “Funds”) that have been reorganized into other Funds or liquidated. As an example, a Fund that is eligible to participate in a class action settlement may file the necessary proof of claim forms with the appropriate claims administrator before the Fund’s reorganization or liquidation, and the class action settlement proceeds may subsequently be received after the Fund has been reorganized or liquidated. This policy (the “Policy”) is intended to address the payment of an After-Received Amount in those circumstances.
II. SETTLEMENT DISTRIBUTION
A. Reorganized Funds
An After-Received Amount payable to a reorganized Fund shall be paid to the successor Fund or pursuant to the terms of the relevant Agreement and Plan of Reorganization.
B. Liquidated Funds
(1)	Prior to the date on which a liquidated Fund is dissolved under applicable state law (the “Dissolution Date”), if an After-Received Amount is received in respect of the liquidated Fund, an officer of the applicable registrant or his or her designee (an “Authorized Officer”) shall determine an appropriate disposition of such After-Received Amount, in accordance with the following:
a)	The Authorized Officer will cause to be identified the former shareholders of record of the Fund (each, a “Former Shareholder”) on the date of liquidation of the Fund as contemplated by the Fund’s Plan of Liquidation and Dissolution (the “Liquidation Plan”) based on information received from the Fund’s transfer agent (or other agent as maintains the records relating to Former Shareholders) or such other appropriate date as determined by the Authorized Officer (the “Liquidation Date”).
b)	The Authorized Officer will appoint an agent for the purpose of attempting to make such distribution (the “Agent”). The Agent will calculate the portion of the After-Received Amount distributable to each Former Shareholder based on such Former Shareholder’s share ownership of the Fund on the Liquidation Date. The Authorized Officer shall prepare a document that includes the name and address of each Former Shareholder, along with the amount of the After-Received Amount distributable to such Former Shareholder (the “Distribution List”). If the address of a Former Shareholder is not included in the information received from the Funds’ transfer agent, the Agent shall use reasonable efforts to determine such address.

c)	The Agent shall attempt to distribute the After-Received Amount to each Former Shareholder in the amounts shown on the Distribution List, on a date determined by the Authorized Officer within a reasonable time after the Distribution List is finalized; provided, however, that no distribution shall be made to any Former Shareholder to whom the amount distributable is shown on the Distribution List to be $25 or less (or such other dollar amount identified by the Agent, below which special administration, distribution, or other charges may apply). Where the distributable amount to a Former Shareholder is $25 or less, such Former Shareholder’s After-Received Amount shall be disbursed as contemplated by Clause II(B)(2) below.
d)	Reasonable expenses incurred after the Liquidation Date may be paid, and shall be deducted, from the After-Received Amount; provided that no such expenses shall be paid to a Fund’s investment adviser or any affiliated person of the investment adviser unless such payment is specifically approved by a majority of the Non-Interested Directors/Trustees of the Voya funds.
e)	Any portion of the After-Received Amount remaining after a liquidated Fund’s Dissolution Date will be disbursed as contemplated by Clause II(B)(2) below. No Former Shareholder shall have any right to any amount disbursed as contemplated by Clause II(B)(2).
(2)	An After-Received Amount received after a liquidated Fund’s Dissolution Date will be distributed to any entity that the Fund’s Authorized Officer or Authorized Officers consider appropriate, including potentially to the remaining series of the relevant Registrant or the remaining funds in the Voya funds complex. The Authorized Officers’ determinations with respect to the distribution of such an After-Received Amount will be reported to the Funds’ Boards of Directors/Trustees.
(3)	For purposes of this Policy, a liquidated Fund’s Dissolution Date shall not be less than 120 days after a Fund’s Liquidation Date.

APPENDIX E: FORM OF VOYA JAPAN TOPIX INDEX® PORTFOLIO PLAN OF LIQUIDATION AND DISSOLUTION OF SERIES
This Plan of Liquidation and Dissolution of Series (the “Plan”) is made by Voya Variable Portfolios, Inc. (the “Company”), a Maryland corporation, with respect to Voya Japan TOPIX Index® Portfolio (the “Series”), a separate series of shares of stock, and a segregated portfolio of assets, of the Company. The Series is a series of an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). This Plan is intended to accomplish the complete liquidation and dissolution of the Series in conformity with all applicable provisions of Maryland law, the Investment Company Act, the Internal Revenue Code of 1986, as amended (the “Code”), and the Company’s Amended and Restated Articles of Incorporation dated May 1, 2002, as amended and supplemented (the “Articles of Incorporation”).
WHEREAS, the Company’s Board of Directors (the “Board”) has determined, on behalf of the Series, that it is in the best interests of the Series and its shareholders to liquidate and dissolve the Series; and
WHEREAS, by resolutions of the Board on January 24, 2020, the Board considered and adopted this Plan as the method of liquidating and dissolving the Series in accordance with applicable provisions of Maryland law and the Company’s Articles of Incorporation and By-Laws, including but not limited to, Article Second (Paragraph 6) of the Articles of Incorporation.
NOW, THEREFORE, the liquidation and dissolution of the Series shall be carried out in the manner hereinafter set forth.
1.	Effective Date of Plan. This Plan shall become effective, subject to shareholder approval, with respect to the Series on April 16, 2020 (the “Effective Date”), which shall be the date of dissolution for purposes of Maryland law. As of the close of business on the Effective Date, the Series shall cease (or have ceased) the public offering of its shares and shall be officially closed to new sales.
2.	Liquidation. As soon as practicable following the Effective Date, the Series shall be liquidated (the “Liquidation”). This Plan is intended to constitute a plan of liquidation under Sections 331, 332 and 562 of the Code, as applicable.
3.	Cessation of Business. Upon the Effective Date, the Series shall not engage in any business activities, except for the purposes of winding up its business and affairs and reducing its assets to cash, and shall distribute the Series’ assets, including as such assets have been reduced to cash, to its shareholders in accordance with the provisions of this Plan.
4.	Liquidation of Assets. As soon as it is reasonable and practicable after the Effective Date, but in no event later than, April 24, 2020 (the “Liquidation Date”), all portfolio securities of the Series not already converted to cash or cash equivalents shall be converted to cash or cash equivalents. If any portion of the assets of the Series cannot reasonably practicably be converted to cash or cash equivalents during the period prior to the Liquidation Date, the Series may pay one or more liquidating distributions by transferring, on behalf of the shareholders, assets that were not able to be converted to cash or cash equivalents to a liquidating trust. The final liquidating distribution to the Series’ shareholders shall occur within 24 months of the Effective Date.
5.	Liabilities. During the period prior to the Liquidation Date, the Series shall pay, discharge, or otherwise provide for the payment or discharge of, any and all liabilities and obligations of the Series. If the Series is unable to pay, discharge or otherwise provide for any liabilities of the Series during the period prior to the Liquidation Date, the Series shall make reasonable provision for the payment of such liabilities and any contingent liabilities as required by Maryland law, including, without limitation, retaining cash or cash equivalents in an amount that it estimates is necessary to discharge (i) any unpaid liabilities and obligations of the Series on the Series’ books as of the Liquidation Date and (ii) such contingent liabilities of the Series as the Company’s officers may reasonably deem to exist.
6.	Deferred Compensation Plan for Independent Directors. The Series shall terminate the Deferred Compensation Plan for Independent Directors maintained by the Series (the “Deferred Compensation Plan”), pursuant to Section 8.1 of such Deferred Compensation Plan, effective as of the Liquidation Date, and all unpaid amounts in the bookkeeping accounts of the Directors of the Series participating in the Deferred Compensation Plan with respect to the Series as of the Liquidation Date shall be paid in a lump sum to such Directors, in accordance with Section 8.1 of such Deferred Compensation Plan, on the Liquidation Date or as soon as administratively practicable thereafter, but in all events by the later of (1) the end of the calendar year in which the Deferred Compensation Plan termination occurs and (2) the end of the first calendar year in which the payment is administratively practicable.
7.	Distribution to Shareholders. After giving effect to any dividends declared pursuant to Section 8 below, the Series’ assets will be distributed ratably among the Series’ shareholders of record at the close of business on the Liquidation Date in one or more cash payments. Unless otherwise instructed by a contract holder, the value of such cash payments that underlie variable annuity or variable life insurance contracts shall be allocated to Voya Government Liquid Assets Portfolio. The value of such cash payments that underlie variable annuity or variable life insurance contracts shall be allocated to Voya Government Liquid Assets Portfolio. The first distribution of the Series’ assets is expected to consist of cash representing substantially all of the assets of the Series, less the amount reserved to pay creditors of the Series, if any. In any event, the final liquidating distribution to the Series’ shareholders shall occur within 24 months of the Effective Date.

If the Series is unable to make distributions to all of the Series’ shareholders because of the inability to locate shareholders to whom distributions in cancellation and redemption of Series shares are payable, the Company may create, in the name and on behalf of the Series, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Series in such trust for the benefit of the shareholders.
8.	Receipt of Cash or Other Distributions After the Liquidation Date. Following the Liquidation Date, if the Series receives any cash or other property that it had not recorded on its books on or before the Liquidation Date, except as otherwise described below, such cash or other property will be paid or otherwise disbursed as contemplated by the Voya Funds Procedures for Distribution of Proceeds to Reorganized and Liquidated Funds as in effect as of the Effective Date and attached hereto as Exhibit A.
9.	Satisfaction of Federal Income and Excise Tax Distribution Requirements. At or immediately prior to the Liquidation Date, the Series shall, if necessary, have declared and paid a dividend or dividends which, together with all previous dividends qualifying for the deduction for dividends paid under Section 561 of the Code, shall have the effect of distributing to the shareholders of the Series all of the Series’ investment company taxable income, all of the Series’ net capital gain, if any (after reduction for any capital loss carry-forward), and all of the Series’ net tax-exempt income, if any, in each case earned or accrued: (i) in the taxable year of the Series ending on the Liquidation Date, and (ii) in any prior taxable year in respect of which, at the time of declaration and payment of the dividend(s), the Series is eligible to declare and pay a spillback dividend under section 855(a) of the Code and computed in each case without regard to any deduction for dividends paid, and any additional amounts necessary to avoid any excise tax described in Section 4982 of the Code for such periods.
10.	Expenses. The Series’ investment adviser, Voya Investments, LLC, shall bear (either directly or through its expense reimbursement provision with the Series) the expenses incurred in connection with carrying out this Plan with respect to the Series including, but not limited to, printing, legal, and the expenses of reports to shareholders, whether or not the Liquidation contemplated by this Plan is effected. Any expenses and liabilities attributed to the Series that were not accrued at the time of the Liquidation will also be borne by Voya Investments, LLC, unless such expenses and liabilities, or any portion thereof, shall be payable under an insurance policy purchased by the Company.
11.	Powers of Board of Directors. The Board and, subject to the direction of the Board, its officers shall have authority to do or authorize any or all acts and things as provided for in this Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the Investment Company Act or any other applicable laws. The death, resignation or disability of any Director or any officer of the Company shall not impair the authority of the surviving or remaining Directors or officers to exercise any of the powers provided for in the Plan.
12.	Amendment of Plan. The Board shall have the authority at any time to authorize variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effect the liquidation of the Series, and the distribution of the Series’ net assets to its shareholders in accordance with the laws of the State of Maryland, the Investment Company Act, the Code, and the Articles of Incorporation, if the Board determines that such action would be advisable and in the best interests of the Series and its shareholders.
13.	Termination of Plan. This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board at any time prior to the Liquidation Date if circumstances should develop that, in the opinion of the Board, in its sole discretion, make proceeding with this Plan inadvisable for the Series.
14.	Filings. As soon as practicable after the final distribution of the Series’ assets to shareholders, the Company shall file a notice of liquidation and dissolution of the Series and any other documents as are necessary to effect the liquidation and dissolution of the Series in accordance with the requirements of the Company’s Articles of Incorporation, Maryland law, the Code, any applicable securities laws, and any rules and regulations of the U.S. Securities and Exchange Commission or any state securities commission, including, without limitation, withdrawing any qualification to conduct business in any state in which the Series is so qualified, as well as the preparation and filing of any tax returns, including, but not limited to the Series’ final income tax returns, Forms 966, 1096 and 1099. Upon the last to occur of the foregoing, the Series shall be deemed terminated.
15.	Further Assurances. The Company shall take such further action, prior to, at, and after the Liquidation Date, as may be necessary or desirable and proper to consummate the transactions contemplated by this Plan.
16.	Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Maryland.
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Exhibit A
Voya Funds Policy for Distribution of Proceeds to Reorganized and Liquidated Funds
I. INTRODUCTION
From time to time, money (“After-Received Amount”) is received relating to investments previously held by funds in the Voya funds complex (each, a “Fund,” and collectively, the “Funds”) that have been reorganized into other Funds or liquidated. As an example, a Fund that is eligible to participate in a class action settlement may file the necessary proof of claim forms with the appropriate claims administrator before the Fund’s reorganization or liquidation, and the class action settlement proceeds may subsequently be received after the Fund has been reorganized or liquidated. This policy (the “Policy”) is intended to address the payment of an After-Received Amount in those circumstances.
II. SETTLEMENT DISTRIBUTION
A. Reorganized Funds
An After-Received Amount payable to a reorganized Fund shall be paid to the successor Fund or pursuant to the terms of the relevant Agreement and Plan of Reorganization.
B. Liquidated Funds
(1)	Prior to the date on which a liquidated Fund is dissolved under applicable state law (the “Dissolution Date”), if an After-Received Amount is received in respect of the liquidated Fund, an officer of the applicable registrant or his or her designee (an “Authorized Officer”) shall determine an appropriate disposition of such After-Received Amount, in accordance with the following:
a)	The Authorized Officer will cause to be identified the former shareholders of record of the Fund (each, a “Former Shareholder”) on the date of liquidation of the Fund as contemplated by the Fund’s Plan of Liquidation and Dissolution (the “Liquidation Plan”) based on information received from the Fund’s transfer agent (or other agent as maintains the records relating to Former Shareholders) or such other appropriate date as determined by the Authorized Officer (the “Liquidation Date”).
b)	The Authorized Officer will appoint an agent for the purpose of attempting to make such distribution (the “Agent”). The Agent will calculate the portion of the After-Received Amount distributable to each Former Shareholder based on such Former Shareholder’s share ownership of the Fund on the Liquidation Date. The Authorized Officer shall prepare a document that includes the name and address of each Former Shareholder, along with the amount of the After-Received Amount distributable to such Former Shareholder (the “Distribution List”). If the address of a Former Shareholder is not included in the information received from the Funds’ transfer agent, the Agent shall use reasonable efforts to determine such address.

c)	The Agent shall attempt to distribute the After-Received Amount to each Former Shareholder in the amounts shown on the Distribution List, on a date determined by the Authorized Officer within a reasonable time after the Distribution List is finalized; provided, however, that no distribution shall be made to any Former Shareholder to whom the amount distributable is shown on the Distribution List to be $25 or less (or such other dollar amount identified by the Agent, below which special administration, distribution, or other charges may apply). Where the distributable amount to a Former Shareholder is $25 or less, such Former Shareholder’s After-Received Amount shall be disbursed as contemplated by Clause II(B)(2) below.
d)	Reasonable expenses incurred after the Liquidation Date may be paid, and shall be deducted, from the After-Received Amount; provided that no such expenses shall be paid to a Fund’s investment adviser or any affiliated person of the investment adviser unless such payment is specifically approved by a majority of the Non-Interested Directors/Trustees of the Voya funds.
e)	Any portion of the After-Received Amount remaining after a liquidated Fund’s Dissolution Date will be disbursed as contemplated by Clause II(B)(2) below. No Former Shareholder shall have any right to any amount disbursed as contemplated by Clause II(B)(2).
(2)	An After-Received Amount received after a liquidated Fund’s Dissolution Date will be distributed to any entity that the Fund’s Authorized Officer or Authorized Officers consider appropriate, including potentially to the remaining series of the relevant Registrant or the remaining funds in the Voya funds complex. The Authorized Officers’ determinations with respect to the distribution of such an After-Received Amount will be reported to the Funds’ Boards of Directors/Trustees.
(3)	For purposes of this Policy, a liquidated Fund’s Dissolution Date shall not be less than 120 days after a Fund’s Liquidation Date.

APPENDIX F: SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS
The following tables provide information about the persons or entities who, to the knowledge of each Portfolio, owned beneficially or of record 5% or more of any class of that Portfolio’s outstanding shares as of February 10, 2020:
Euro STOXX Portfolio
Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Fund
Venerable Insurance and Annuity Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	95.0% Class Adv; Beneficial	94.7%
Voya Retirement Insurance and Annuity Company Attn Valuation Unit-TN41 One Orange Way B3N Windsor, CT 06095	100.0% Class I; Beneficial	0.3%
FTSE 100 Portfolio
Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Fund
Venerable Insurance and Annuity Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	92.1% Class Adv; Beneficial	92.1%
Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	6.8% Class Adv; Beneficial	6.8%
Hang Seng Portfolio
Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Fund
Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	100.0% Class Adv; Beneficial	3.2%
Venerable Insurance and Annuity Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	97.5% Class S; Beneficial	94.3%
Japan TOPIX Portfolio

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Fund
Venerable Insurance and Annuity Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	92.2% Class Adv; Beneficial	92.2%
Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	6.2% Class Adv; Beneficial	6.2%
Venerable Insurance and Annuity Company, an Iowa company, may be deemed a control person of the Portfolios. Venerable Insurance and Annuity Company is an indirect, wholly-owned subsidiary of VA Capital Company LLC.

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VOYA-LIQ-PRX-0320

3 EASY WAYS TO VOTE YOUR PROXY VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions. VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the on-line directions. VOTE BY MAIL: Check the appropriate boxes on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided. 7337 EAST DOUBLETREE RANCH ROAD SUITE 100 SCOTTSDALE, ARIZONA 85258-2034 If you vote via phone or the Internet, you do not need to return your Proxy Ballot. PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 16, 2020. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E91238-S98505 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS: For Against Abstain ! ! ! 1. To approve the Plan of Liquidation and Dissolution for Voya Euro STOXX 50® Index Portfolio, providing for the liquidation and dissolution of Voya Euro STOXX 50® Index Portfolio (“Proposal One”); ! ! ! 2. To approve the Plan of Liquidation and Dissolution for Voya FTSE 100 Index® Portfolio, providing for the liquidation and dissolution of Voya FTSE 100 Index® Portfolio (“Proposal Two”); ! ! ! 3. To approve the Plan of Liquidation and Dissolution for Voya Hang Seng Index Portfolio, providing for the liquidation and dissolution of Voya Hang Seng Index Portfolio (“Proposal Three”); ! ! ! 4. To approve the Plan of Liquidation and Dissolution for Voya Japan TOPIX Index® Portfolio, providing for the liquidation and dissolution of Voya Japan TOPIX Index® Portfolio (“Proposal Four”); and 5. To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes. To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares owned. If you vote via phone or the Internet, you do not need to return your Proxy Ballot. Please vote, date and sign this proxy and return it promptly in the enclosed envelope. This Proxy Ballot must be signed exactly as your name(s) appear(s) hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on April 16, 2020: The Proxy Statement/Prospectus for the Special Meeting and the Notice of the Meeting are available at WWW.PROXYVOTE.COM/VOYA. E91239-S98505 VOYA EURO STOXX 50® INDEX PORTFOLIO VOYA FTSE 100 INDEX® PORTFOLIO VOYA HANG SENG INDEX PORTFOLIO VOYA JAPAN TOPIX INDEX® PORTFOLIO THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Paul Caldarelli, Theresa K. Kelety and Todd Modic, or any one or all of them, proxies, with full power of substitution, to vote all shares of the Voya Euro STOXX 50® Index Portfolio, Voya FTSE 100 Index® Portfolio, Voya Hang Seng Index Portfolio, and Voya Japan TOPIX Index® Portfolio (the “Portfolios”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the Portfolio at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258-2034, on April 16, 2020, at 1:00 PM, local time, and at any adjournment(s) or postponement(s) thereof. This proxy will be voted as instructed. If no specification is made, the proxy will be voted "FOR" the proposals. PLEASE SIGN AND DATE ON THE REVERSE SIDE.